                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: OmniSky Corporation              CASE NO.      01-33125 (DM)
                                                      -------------

                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED:  Nov 02                             PETITION DATE:  12/10/01
                   --------                                           ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting
      for the Debtor). Dollars reported in   $1
                                             --

                                                                          END OF CURRENT        END OF PRIOR          AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                                            MONTH                MONTH                 FILING
                                                                          --------------        -------------         --------------
      a.  Current Assets                                                   $ 9,716,190           $ 9,904,753
                                                                           -----------           -----------
      b.  Total Assets                                                     $ 9,804,989           $ 9,993,552          $23,189,381
                                                                           -----------           -----------          -----------
      c.  Current Liabilities                                              $ 1,081,472           $ 1,071,115
                                                                           -----------           -----------
      d.  Total Liabilities                                                $11,504,323(1)        $ 6,131,401          $42,832,634(1)
                                                                           -----------           -----------          -----------

3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                                            CUMULATIVE
                                                                          CURRENT MONTH          PRIOR MONTH        (CASE TO DATE)
                                                                          -------------          -----------        --------------
      a.  Total Receipts                                                   $    53,560           $   310,329          $ 5,598,772
                                                                           -----------           -----------          -----------
      b.  Total Disbursements                                              $   201,227           $    61,668          $ 6,413,962
                                                                           -----------           -----------          -----------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)       ($  147,667)          $   248,660          ($  815,190)
                                                                           -----------           -----------          -----------
      d.  Cash Balance Beginning of Period                                 $ 9,056,766           $ 8,808,106          $ 9,724,289
                                                                           -----------           -----------          -----------
      e.  Cash Balance End of Period (c + d)                               $ 8,909,099           $ 9,056,766          $ 8,909,099
                                                                           -----------           -----------          -----------

                                                                                                                      CUMULATIVE
                                                                          CURRENT MONTH          PRIOR MONTH        (CASE TO DATE)
                                                                          -------------          -----------        --------------

4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                      ($ 5,551,864)         ($49,318,540)         ($65,063,609)
                                                                           ------------          ------------         ------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                          $    350,000          $    350,000
                                                                           ------------          ------------
6.    POST-PETITION LIABILITIES                                            $  1,081,472          $  1,071,115
                                                                           ------------          ------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)               $          0          $          0
                                                                           ------------          ------------

AT THE END OF THIS REPORTING MONTH:                                                                  YES                   NO
                                                                                                     ---                   --
8.    Have any payments been made on pre-petition debt, other than payments in the normal             X
      course to secured creditors or lessors? (if yes, attach listing including date of          -----------          -----------
      payment, amount of payment and name of payee)

9.    Have any payments been made to professionals?  (if yes, attach listing including date of        X
      payment, amount of payment and name of payee)                                              -----------          -----------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?                   X
                                                                                                 -----------          -----------
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,           X
      attach listing including date of payment, amount and reason for payment, and name of       -----------          -----------
      payee)

12.   Is the estate insured for replacement cost of assets and for general liability?                 X
                                                                                                 -----------          -----------
13.   Are a plan and disclosure statement on file?                                                    X
                                                                                                 -----------          -----------
14.   Was there any post-petition borrowing during this reporting period?                                                  X
                                                                                                 -----------          -----------
15.   Check if paid: Post-petition taxes   X       U.S. Trustee Quarterly Fees   X ,  Check if filing is current for: Post-petition
                                          ----                                  ----
      tax reporting and tax returns:       X
                                          ----
      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
      Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct. Date:

Date: 12/18/02                         /s/ Paul J. Weber
     ------------                      -----------------------------------------
                                       Responsible Individual

----------
(1) Debtor does not maintain certain contingent liabilities on its books that were reported on the Statement and Schedules filed with the Bankruptcy Court. Therefore, the significant difference in total liabilities between the petition date and the end of the current month is primarily attributed to $29.4 million of contingent liabilities due to News Corporation Limited and $2.8 million contingently due to the Debtor's employees under change of control contracts that were presented in the Statements and Schedules but which are excluded herein.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended  11/30/02
                                              ----------


              CURRENT MONTH
    ----------------------------------                                                                  CUMULATIVE    NEXT MONTH
    ACTUAL      FORECAST      VARIANCE                                                                (CASE TO DATE)   FORECAST
    ------      --------      --------                                                                -------------   ----------
                                               REVENUES:

       ($500)        N/A (1)        N/A (1)    1   Gross Sales                                          $2,962,542          N/A (1)
------------   ---------      ---------                                                               ------------    ----------
          $0                                   2   less: Sales Returns & Allowances (4)                ($1,248,993)
------------   ---------      ---------                                                               ------------    ----------
       ($500)                                  3   Net Sales                                            $4,211,535
------------   ---------      ---------                                                               ------------    ----------
         $10                                   4   less: Cost of Goods Sold     (Schedule 'B')          $3,053,280
------------   ---------      ---------                                                               ------------    ----------
       ($510)                                  5   Gross Profit                                         $1,158,255
------------   ---------      ---------                                                               ------------    ----------
          $0                                   6   Interest                                                   $300
------------   ---------      ---------                                                               ------------    ----------
          $0                                   7   Other Income:                                                $0
------------   ---------      ---------                                                               ------------    ----------
                                               8
------------   ---------      ---------        -----------------------------------------------        ------------    ----------
                                               9
------------   ---------      ---------        -----------------------------------------------        ------------    ----------
       ($510)                                  10  TOTAL REVENUES                                       $1,158,555
------------   ---------      ---------                                                               ------------    ----------
                                                   EXPENSES:

  $2,816,143                                   11  Compensation to Owner(s)/Officer(s)                  $3,391,827
------------   ---------      ---------                                                               ------------    ----------
     $11,708                                   12  Salaries                                               $870,811
------------   ---------      ---------                                                               ------------    ----------
          $0                                   13  Commissions                                                  $0
------------   ---------      ---------                                                               ------------    ----------
          $0                                   14  Contract Labor                                               $0
------------   ---------      ---------                                                               ------------    ----------
          $0                                       Rent/Lease:

                                               15  Personal Property                                        $6,148
------------   ---------      ---------                                                               ------------    ----------
      $5,505                                   16  Real Property                                          $572,248
------------   ---------      ---------                                                               ------------    ----------
          $0                                   17  Insurance                                              $348,759
------------   ---------      ---------                                                               ------------    ----------
          $0                                   18  Management Fees                                              $0
------------   ---------      ---------                                                               ------------    ----------
          $0                                   19  Depreciation                                         $1,964,545
------------   ---------      ---------                                                               ------------    ----------
          $0                                       Taxes:

                                               20    Employer Payroll Taxes                                     $0
------------   ---------      ---------                                                               ------------    ----------
          $0                                   21    Real Property Taxes                                        $0
------------   ---------      ---------                                                               ------------    ----------
    ($17,736)                                  22    Other Taxes                                          ($57,731)
------------   ---------      ---------                                                               ------------    ----------
          $0                                   23  Other Selling                                           $87,904
------------   ---------      ---------                                                               ------------    ----------
  $2,641,979                                   24  Other Administrative                                 $3,189,145
------------   ---------      ---------                                                               ------------    ----------
          $0                                   25  Interest                                                     $0
------------   ---------      ---------                                                               ------------    ----------
          $0                                   26  Other Expenses:                                              $0
------------   ---------      ---------          ----------------------------------------------       ------------    ----------
      $2,315                                   27    Vacation                                              $85,569
------------   ---------      ---------          ----------------------------------------------       ------------    ----------
          $0                                   28    Hardware & Software Maintenance Fees                  $26,464
------------   ---------      ---------          ----------------------------------------------       ------------    ----------
      $9,389                                   29    Benefits and Payroll Processing Cost                 $197,696
------------   ---------      ---------          ----------------------------------------------       ------------    ----------
          $0                                   30    PWC International Tax Services                       $100,000
------------   ---------      ---------          ----------------------------------------------       ------------    ----------
          $0                                   31    Israel Engineering Charges                         $1,766,941
------------   ---------      ---------          ----------------------------------------------       ------------    ----------
          $0                                         Adjustment to Bad Debt Reserves                     ($100,000)
------------   ---------      ---------          ----------------------------------------------       ------------    ----------
          $0                                   33    Aether agreed settlement to withdraw claim          ($125,000)
------------   ---------      ---------              of $1,246,600                                    ------------    ----------
                                               34
------------   ---------      ---------          ----------------------------------------------       ------------    ----------
  $5,469,302                                   35    TOTAL EXPENSES                                    $12,325,327
------------   ---------      ---------                                                               ------------    ----------
 ($5,469,813)                                  36  SUBTOTAL                                           ($11,166,773)
------------   ---------      ---------                                                               ------------    ----------
     $90,671                                       REORGANIZATION ITEMS:

                                               37    Professional Fees                                  $1,729,092
------------   ---------      ---------                                                               ------------    ----------
          $0                                   38    Provisions for Rejected Executory Contracts                $0
------------   ---------      ---------                                                               ------------    ----------
     ($8,505)                                  39    Interest Earned on Accumulated Cash from            ($100,633)
------------   ---------      ---------              Resulting Chp 11 Case (3)                        ------------   ----------

       ($866)                                  40    (Gain) or Loss from Sale of Equipment (2)            $389,486
------------   ---------      ---------                                                               ------------    ----------
        $750                                   41    U.S. Trustee Quarterly Fees                           $21,250
------------   ---------      ---------                                                               ------------    ----------
          $0                                   42    Wind-Up of Business Expenses (2)                   $2,780,837
------------   ---------      ---------          ---------------------------------------------        ------------    ----------
          $0                                         Write off Intercompany Receivables &
                                                     Investments (5)                                   $49,076,803
------------   ---------      ---------          ---------------------------------------------        ------------    ----------
     $82,051                                   43      TOTAL REORGANIZATION ITEMS                      $53,896,836
------------   ---------      ---------                                                               ------------    ----------
 ($5,551,864)                                  44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     ($65,063,609)
------------   ---------      ---------                                                               ------------    ----------
          $0                                   45  Federal & State Income Taxes                                 $0
------------   ---------      ---------                                                               ------------    ----------
 ($5,551,864)                                  46  NET PROFIT (LOSS)                                  ($65,063,609)
============   =========      =========                                                               ============    ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

----------
(1) No forecast operating results have been or will be supplied to the bankruptcy court. The Debtor has sold, with the approval of the bankruptcy court, its primary assets and operations with an effective date of January 22, 2002.

(2) In conjunction with its asset sale to EarthLink, the Debtor has taken non-cash charges to adjust the book value of certain assets that were neither assumed in the transaction nor are deemed to provide any cash recovery to the Debtor's estate.

(3) Formulas in this document reflect gains in reorganization items as a negative value.

(4) Under GAAP accounting, the company previously recorded a Deferred Revenue liability for potential returns of equipment from retailers. This book reserve is no longer considered necessary.

(5) The Debtor confirmed a Plan of Liquidation on October 30, 2002, which substantively consolidated all of the Debtor's related debtor entities into a single Estate. As such, the Debtor has taken non-cash charges for the write-off of its intercompany receivables that were substantively consolidated by the Plan.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 11/30/02
                                             ----------

     ASSETS
                                                                            FROM SCHEDULES           BOOK VALUE
                                                                            --------------           ----------
           CURRENT ASSETS

 1        Cash and cash equivalents - unrestricted                                H                  $8,654,355
                                                                                                     -----------
 2        Cash and cash equivalents - restricted                                  H                    $254,745
                                                                                                     -----------
 3        Accounts receivable (net)                                               A                    $350,000
                                                                                                     -----------
 4        Inventory                                                               B                          $0
                                                                                                     -----------
 5        Prepaid expenses                                                                              $10,080
                                                                                                     -----------
 6        Professional retainers                                                                       $200,000
                                                                                                     -----------
 7        Other:    Net Receivable from Earthlink                                                            $0
                    --------------------------------------------------                               -----------
 8                  Deposits                                                                                 $0
          ------------------------------------------------------------                               -----------
                    Other Receivables                                                                  $247,010
                    --------------------------------------------------                               -----------
 9                  TOTAL CURRENT ASSETS                                                             $9,716,190
                                                                                                     -----------
     PROPERTY AND EQUIPMENT (BOOK VALUE)

10        Real property                                                           C                          $0
                                                                                                     -----------
11        Computers                                                               D                          $0
                                                                                                     -----------
12        Furniture and fixtures                                                  D                          $0
                                                                                                     -----------
13        Office equipment                                                        D                          $0
                                                                                                     -----------
14        Software                                                                D                          $0
                                                                                                     -----------
15        Vehicles                                                                D                          $0
                                                                                                     -----------
16        Other:                                                                  D                          $0
                    --------------------------------------------------                               -----------
17                                                                                D                          $0
          ------------------------------------------------------------                               -----------
18                                                                                D                          $0
          ------------------------------------------------------------                               -----------
19                                                                                D                          $0
          ------------------------------------------------------------                               -----------
20                                                                                D                          $0
          ------------------------------------------------------------                               -----------
21                  TOTAL PROPERTY AND EQUIPMENT                                                             $0
                                                                                                     -----------
     OTHER ASSETS

22        Loans to shareholders                                                                         $88,800
                                                                                                     -----------
23        Loans to affiliates, net of amounts payable to affiliates                                          $0
                                                                                                     -----------
24        Investment in subsidiaries                                                                         $0
          ------------------------------------------------------------                               -----------
25

          ------------------------------------------------------------                               -----------
26

          ------------------------------------------------------------                               -----------
27

          ------------------------------------------------------------                               -----------
28                  TOTAL OTHER ASSETS                                                                  $88,800
                                                                                                     -----------
29                  TOTAL ASSETS                                                                     $9,804,989
                                                                                                     ===========

      NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

          POST-PETITION

                CURRENT LIABILITIES
30                        Salaries and wages                                                                    $0
                                                                                                     --------------
31                        Payroll taxes                                                                         $0
                                                                                                     --------------
32                        Real and personal property taxes                                                      $0
                                                                                                     --------------
33                        Income taxes                                                                          $0
                                                                                                     --------------
34                        Sales taxes                                                                           $0
                                                                                                     --------------
35                        Notes payable (short term)                                                            $0
                                                                                                     --------------
36                        Accounts payable (trade)                                A                       $121,932
                                                                                                     --------------
37                        Real property lease arrearage                                                         $0
                                                                                                     --------------
38                        Personal property lease arrearage                                                     $0
                                                                                                     --------------
39                        Accrued professional fees                                                       $957,340
                                                                                                     --------------
40                        Current portion of long-term post-petition debt
                          (due within 12 months)                                                                $0
                                                                                                     --------------
41                        Other:      Deferred revenue                                                          $0
                                      --------------------------------                               --------------
42                                    Vacation                                                                  $0
                          --------------------------------------------                               --------------
43                                    Other                                                                 $2,200
                          --------------------------------------------                               --------------
44                        TOTAL CURRENT LIABILITIES                                                     $1,081,472
                                                                                                     --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                            $0
                                                                                                     --------------
46                        TOTAL POST-PETITION LIABILITIES                                               $1,081,472
                                                                                                     --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                        Secured claims                                          F                             $0
                                                                                                     --------------
48                        Priority unsecured claims                               F                        $75,958
                                                                                                     --------------
49                        General unsecured claims                                F                    $10,346,893
                                                                                                     --------------
50                        TOTAL PRE-PETITION LIABILITIES                                               $10,422,851
                                                                                                     --------------
51                        TOTAL LIABILITIES                                                            $11,504,323
                                                                                                     --------------
     EQUITY (DEFICIT)

52              Retained Earnings/(Deficit) at time of filing                                        ($213,484,902)
                                                                                                     --------------
53              Capital Stock                                                                              $73,341
                                                                                                     --------------
54              Additional paid-in capital                                                            $277,284,500
                                                                                                     --------------
55              Cumulative profit/(loss) since filing of case                                         ($65,063,609)
                                                                                                     --------------
56              Post-petition contributions/(distributions) or (draws)
                                                                                                     --------------
57

                    --------------------------------------------                                     --------------
58              Equity adjustment for pre-petition liabilities due to
                                  Chapter 11 filing                                                      ($508,665)
                                                                                                     --------------
59                        TOTAL EQUITY (DEFICIT)                                                       ($1,699,335)
                                                                                                     --------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                              $9,804,989
                                                                                                     ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                                      ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE         PAST DUE
                                                                   [PRE AND POST PETITION]     [POST PETITION]    POST PETITION DEBT
                                                                   -----------------------    ----------------    ------------------
0-30 Days                                                                   $      0                $121,932
                                                                            --------                --------
31-60 Days                                                                  $      0
                                                                            --------                --------
61-90 Days                                                                  $      0                                       $      0
                                                                            --------                --------               --------
91+ Days                                                                    $929,991
                                                                            --------                --------
Total accounts receivable/payable                                           $929,991                $121,932
                                                                            --------                --------
Allowance for doubtful accounts                                             $579,991
                                                                            --------
Accounts receivable (net)                                                   $350,000
                                                                            ========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


                                       INVENTORY(IES)
                                         BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)      END OF MONTH       COST OF GOODS SOLD
---------------------------------      --------------      -------------------
                                                           INVENTORY BEGINNING OF MONTH                                    $0
                                                                                                                     --------
                                                           Add -
     Retail/Restaurants -                                    Net purchase
                                                                                                                     --------
       Product for resale                                    Direct labor
                                            --------                                                                 --------
                                                             Manufacturing overhead
                                                                                                                     --------
     Distribution -                                          Freight in
                                                                                                                     --------
       Products for resale                                   Other:
                                            --------                                                                 --------
                                                             Cost of goods sold - equipment                                $0
                                                           -------------------------------------------------------   --------
     Manufacturer -                                          Cost of goods sold - service                                 $10
                                                           -------------------------------------------------------   --------
       Raw Materials                              $0         Cost of goods sold - content                                  $0
                                            --------       -------------------------------------------------------   --------
       Work-in-progress                           $0       Less -
                                            --------
       Finished goods                             $0         Inventory End of Month                                        $0
                                            --------                                                                 --------
                                                             Shrinkage
                                                                                                                     --------
     Other - Explain                              $0         Personal Use
                                            --------                                                                 --------
     Inventory reserve

     -------------------------------------
                                                           Cost of Goods Sold                                             $10
     -------------------------------------                                                                           ========
         TOTAL                                    $0
                                            ========

     METHOD OF INVENTORY CONTROL                           INVENTORY VALUATION METHODS

     Do you have a functioning perpetual          (1)      Indicate by a checkmark method of inventory used.
     inventory system?

           Yes   X         No
               -----          -----

     How often do you take a complete             (1)      Valuation methods -
     physical inventory?
                                                              FIFO cost                                           X
                                                                                                                 ---
       Weekly                                                 LIFO cost
                        ---------                                                                                ---
       Monthly                                                Lower of cost or market                             X
                        ---------                                                                                ---
       Quarterly                                              Retail method
                        ---------                                                                                ---
       Semi-annually                                          Other
                        ---------                                                                                ---
       Annually                                                 Explain
                        ---------
Date of last physical inventory was          (1)
                                         ------------      ------------------------------------------------------------------

                                                           ------------------------------------------------------------------
Date of next physical inventory is           (1)
                                         ------------      ------------------------------------------------------------------

----------
(1) Inventory is maintained by a third-party-provider, BrightPoint, who performs periodic cycle counts on the Debtor's inventory.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                 COST       MARKET VALUE
-----------                                                                              ----------    ------------
        None                                                                                     $0             $0
        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------
        Total                                                                                    $0             $0
                                                                                         ==========     ==========

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                 COST        BOOK VALUE
-----------                                                                              ----------     ----------
Computers -
        Network and office computers                                                             $0             $0
        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------
        Total                                                                                    $0             $0
                                                                                         ==========     ==========
Furniture & Fixtures -
        Workstations, cubicles, chairs, tables, etc.                                             $0             $0
        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------
        Total                                                                                    $0             $0
                                                                                         ==========     ==========
Office Equipment -
        Telephone system, printers, projectors, etc.                                             $0             $0
        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------
        Total                                                                                    $0             $0
                                                                                         ==========     ==========
Software -
        Prepaid Licenses & Support for Internal Use Software                                     $0             $0
        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------
        Total                                                                                    $0             $0
                                                                                         ==========     ==========
Vehicles -
        2001 Chrysler PT Cruiser - Limited Edition                                               $0             $0
        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------

        ---------------------------------------------------                              ----------     ----------
        Total                                                                                    $0             $0
                                                                                         ==========     ==========

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                                   0-30 DAYS        31-60 DAYS    61-90 DAYS      91+ DAYS        TOTAL
-------------                                                   ---------        ----------    ----------      --------        -----
FEDERAL

         Income Tax Withholding                                                                                                   $0
                                                                      --             --             --             --             --
         FICA - Employee                                                                                                          $0
                                                                      --             --             --             --             --
         FICA - Employer                                                                                                          $0
                                                                      --             --             --             --             --
         Unemployment (FUTA)                                                                                                      $0
                                                                      --             --             --             --             --
         Income                                                                                                                   $0
                                                                      --             --             --             --             --
         Other (Attach List)                                                                                                      $0
                                                                      --             --             --             --             --
TOTAL FEDERAL TAXES                                                   $0             $0             $0             $0             $0
                                                                      --             --             --             --             --
STATE AND LOCAL

         Income Tax Withholding                                                                                                   $0
                                                                      --             --             --             --             --
         Unemployment (UT)                                                                                                        $0
                                                                      --             --             --             --             --
         Disability Insurance (DI)                                                                                                $0
                                                                      --             --             --             --             --
         Empl. Training Tax (ETT)                                                                                                 $0
                                                                      --             --             --             --             --
         Sales                                                        $0             $0                                           $0
                                                                      --             --             --             --             --
         Excise                                                                                                                   $0
                                                                      --             --             --             --             --
         Real property                                                                                                            $0
                                                                      --             --             --             --             --
         Personal property                                                                                                        $0
                                                                      --             --             --             --             --
         Income                                                                                                                   $0
                                                                      --             --             --             --             --
         Other (Attach List)                                                                                                      $0
                                                                      --             --             --             --             --
TOTAL STATE & LOCAL TAXES                                             $0             $0             $0             $0             $0
                                                                      --             --             --             --             --
TOTAL TAXES                                                           $0             $0             $0             $0             $0
                                                                      ==             ==             ==             ==             ==

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                      CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -          AMOUNT (2)      AMOUNT (3)
-------------------------------------------         -----------     -----------
Secured claims (1)                                  $         0     $         0
                                                    -----------     -----------
Priority claims other than taxes                    $ 3,479,078     $     1,614
                                                    -----------     -----------
Priority tax claims                                 $         0     $    74,343
                                                    -----------     -----------
General unsecured claims                            $39,353,556     $10,346,893
                                                    -----------     -----------

----------
(1)   The Debtor does not have any secured liabilities.

(2) The above amount represents the total amount of claims filed in the Debtor's Schedule of Assets and Liabilities (SoAL).

(3) The total represents the Debtor's balances recorded in accordance with GAAP as of November 30, 2002. This amount does not included any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by Creditors. The primary difference between the claimed & allowed amount reported herein is the potential News Corporation Limited claim of approximately $29.4 million and Management's change of control claim of approximately $2.8 million.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                             ACCOUNT 1               ACCOUNT 2             ACCOUNT 3
                                                             ---------               ---------             ---------
Bank                                                       Silicon Valley         Silicon Valley      Silicon Valley
                                                        ---------------------  ---------------------- --------------------
Account Type                                              Chapter 11 - DIP          Investment            Restricted
                                                        ---------------------  ---------------------- --------------------
Account No.                                                  3300271245             3300271245            3300346325
                                                        ---------------------  ---------------------- --------------------
Account Purpose                                           General Banking         General Banking       General Banking
                                                        ---------------------  ---------------------- --------------------
Balance, End of Month                                         $140,163              $8,514,192             $136,371
                                                        ---------------------  ---------------------- --------------------
Total Funds on Hand for all Accounts                         $8,909,100
                                                        =====================

                                                            ACCOUNT 4             ACCOUNT 5                ACCOUNT 6
                                                            ---------             ---------                ---------
Bank                                                    Silicon Valley        Wells Fargo              American Express
                                                        ------------------    -------------------    ----------------------
Account Type                                                   CD               Merchant Bank            Merchant Bank
                                                        ------------------    -------------------    ----------------------
Account No.                                                8800050262
                                                        ------------------    -------------------    ----------------------
Account Purpose                                                (a)                   (b)                      (c)
                                                        ------------------    -------------------    ----------------------
Balance, End of Month                                          $0                  $100,000                 $18,374
                                                        ------------------    -------------------    ----------------------
Total Funds on Hand for all Accounts

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

(a) Restricted cash - Certificate of Deposit for the California State Board of Equalization.

(b) This is a reserve account established by Wells Fargo Bank, which is held in a certificate of deposit in the Debtor's name. Funds are held by Wells Fargo as security for the Debtor's chargeback liability.

(c) This is a reserve account established by American Express, which is held in a certificate of deposit in the Debtor's name. Funds are held by American Express as security for the Debtor's chargeback liability.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  11/30/02
                                               --------

                                                                                    Actual              Cumulative
                                                                                 Current Month        (Case to Date)
                                                                                 -------------        --------------
   CASH RECEIPTS
1    Rent/Leases Collected                                                                  $0                   $0
                                                                                   -----------           ----------
2    Cash Received from Sales                                                               $0           $1,707,579
                                                                                   -----------           ----------
3    Interest Received                                                                  $8,505             $100,634
                                                                                   -----------           ----------
4    Borrowings                                                                             $0                   $0
                                                                                   -----------           ----------
5    Funds from Shareholders, Partners, or Other Insiders                                   $0                   $0
                                                                                   -----------           ----------
6    Capital Contributions                                                                  $0                   $0
                                                                                   -----------           ----------
7    Other: Net Proceeds from Earthlink for Asset Purchase &
            Transition Services                                                         $6,092           $2,990,526
     ----------------------------------------------------------                    -----------           ----------
8           Net Proceeds from equipment auction                                             $0             $401,327
     ----------------------------------------------------------                    -----------           ----------
9           Receipt of excess funds from UK Subsidiaries                                    $0             $300,443
     ----------------------------------------------------------                    -----------           ----------
10          Refund from Certicom                                                       $38,964              $81,764
     ----------------------------------------------------------                    -----------           ----------
11          Net Proceeds from Sale of PT Cruiser                                            $0              $16,500
     ----------------------------------------------------------                    -----------           ----------
12                                                                                     $53,560           $5,598,772
                                                                                   -----------           ----------
   CASH DISBURSEMENTS

13   Payments for Inventory                                                                 $0                   $0
                                                                                   -----------           ----------
14   Selling                                                                                $0              $79,461
                                                                                   -----------           ----------
15   Administrative                                                                    $51,979             $444,862
                                                                                   -----------           ----------
16   Capital Expenditures                                                                   $0                   $0
                                                                                   -----------           ----------
17   Principal Payments on Debt                                                             $0                   $0
                                                                                   -----------           ----------
18   Interest Paid                                                                          $0                   $0
                                                                                   -----------           ----------
     Rent/Lease:
19        Personal Property                                                                 $0               $4,512
                                                                                   -----------           ----------
20        Real Property                                                                 $5,505             $200,074
                                                                                   -----------           ----------
     Amount Paid to Owner(s)/Officer(s)
21        Salaries                                                                     $40,833             $521,045
                                                                                   -----------           ----------
22        Draws                                                                             $0                   $0
                                                                                   -----------           ----------
23        Commissions/Royalties                                                             $0                   $0
                                                                                   -----------           ----------
24        Expense Reimbursements                                                          $309              $43,563
                                                                                   -----------           ----------
25        Other                                                                        $35,028              $35,028
                                                                                   -----------           ----------
26   Salaries/Commissions (less employee withholding)                                  $37,959             $874,255
                                                                                   -----------           ----------
27   Management Fees                                                                        $0                   $0
                                                                                   -----------           ----------
     Taxes:
28        Employee Withholding                                                              $0                   $0
                                                                                   -----------           ----------
29        Employer Payroll Taxes                                                            $0                   $0
                                                                                   -----------           ----------
30        Real Property Taxes                                                               $0                   $0
                                                                                   -----------           ----------
31        Other Taxes                                                                       $0              $54,236
                                                                                   -----------           ----------
32   Other Cash Outflows:
                                                                                   -----------           ----------
33        Bank Fees                                                                        $70               $1,106
          -----------------------------------------------------                    -----------           ----------
34        Customer Chargebacks on Credit Card Transactions                                  $0             $149,077
          -----------------------------------------------------                    -----------           ----------
35        Payments for Cost of Providing Services                                           $0           $1,117,514
          -----------------------------------------------------                    -----------           ----------
36        Payments for Professional Services in Connection with
          Chp 11 Case                                                                  $27,542             $727,912
          -----------------------------------------------------                     ----------           ----------
37        Payments to U.S. Trustee                                                      $2,000              $22,250
          -----------------------------------------------------                    -----------           ----------
          Payments to OmniSky Israel for work done on behalf of
          OmniSky US                                                                        $0              $80,000
          -----------------------------------------------------                    -----------           ----------
          Payments for Approved Executory Contract Cure Amounts                             $0           $1,779,339
          -----------------------------------------------------                    -----------           ----------
          Payments to Outside Engineering Consultants                                       $0              $29,726
          -----------------------------------------------------                    -----------           ----------
          Nomad IQ Legal Services Retainer                                                  $0             $250,000
          -----------------------------------------------------                    -----------           ----------

                                                                                   -----------           ----------
38        TOTAL CASH DISBURSEMENTS:                                                   $201,227           $6,413,962
                                                                                   -----------           ----------
39   NET INCREASE (DECREASE) IN CASH                                                 ($147,667)           ($815,190)
                                                                                    ----------           ----------
40   CASH BALANCE, BEGINNING OF PERIOD                                              $9,056,767           $9,724,290
                                                                                    ==========           ----------
41   CASH BALANCE, END OF PERIOD                                                    $8,909,100           $8,909,100
                                                                                    ==========           ==========

                             STATEMENT OF CASH FLOWS

           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 11/30/02

    CASH FLOWS FROM OPERATING ACTIVITIES                                                             ACTUAL        CUMULATIVE
                                                                                                 CURRENT MONTH   (CASE TO DATE)
                                                                                                 -------------   --------------
1         Cash Received from Sales                                                                         $0        $1,707,579
                                                                                                 -------------   ---------------
2         Rent/Leases Collected                                                                            $0                $0
                                                                                                 -------------   ---------------
3         Interest Received                                                                                $0                $0
                                                                                                 -------------   ---------------
4         Cash Paid to Suppliers                                                                           $0        $1,112,345
                                                                                                 -------------   ---------------
5         Cash Paid for Selling Expenses                                                                   $0           $84,629
                                                                                                 -------------   ---------------
6         Cash Paid for Administrative Expenses                                                       $51,979          $444,862
                                                                                                 -------------   ---------------
          Cash Paid for Rents/Leases:
7             Personal Property                                                                            $0            $4,512
                                                                                                 -------------   ---------------
8             Real Property                                                                            $5,505          $200,074
                                                                                                 -------------   ---------------
9         Cash Paid for Interest                                                                           $0                $0
                                                                                                 -------------   ---------------
10        Cash Paid for Net Payroll and Benefits                                                      $37,959          $874,255
                                                                                                 -------------   ---------------
          Cash Paid to Owner(s)/Officer(s)
11            Salaries                                                                                $40,833          $521,045
                                                                                                 -------------   ---------------
12            Draws                                                                                        $0                $0
                                                                                                 -------------   ---------------
13            Commissions/Royalties                                                                        $0                $0
                                                                                                 -------------   ---------------
14            Expense Reimbursements                                                                     $309           $43,562
                                                                                                 -------------   ---------------
15            Other                                                                                   $35,028           $35,028
                                                                                                 -------------   ---------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16            Employer Payroll Tax                                                                         $0                $0
                                                                                                 -------------   ---------------
17            Employee Withholdings                                                                        $0                $0
                                                                                                 -------------   ---------------
18            Real Property Taxes                                                                          $0                $0
                                                                                                 -------------   ---------------
19            Other Taxes                                                                                  $0           $54,236
                                                                                                 -------------   ---------------
20        Cash Paid for General Expenses
                                                                                                 -------------   ---------------
21            Bank Fees                                                                                   $70            $1,106
          --------------------------------------------------------------------------------       -------------   ---------------
22            Customer Chargebacks on Credit Card Transactions                                             $0          $149,077
          --------------------------------------------------------------------------------       -------------   ---------------
23            Cash Receipts of refund from Certicom                                                  ($38,964)          ($1,764)
          --------------------------------------------------------------------------------       -------------   ---------------
24            Payments to Outside Engineering Consultants                                                  $0           $29,726
          --------------------------------------------------------------------------------       -------------   ---------------
25            Payments for Approved Executory Contract Cure Amounts                                        $0        $1,779,340
          --------------------------------------------------------------------------------       -------------   ---------------
26            Nomad IQ Legal Services Retainer                                                             $0          $250,000
          --------------------------------------------------------------------------------       -------------   ---------------
27            NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS          ($132,721)      ($3,874,456)
                                                                                                 -------------   ---------------
    CASH FLOWS FROM REORGANIZATION ITEMS

28        Interest Received on Cash Accumulated Due to Chp 11 Case                                     $8,505          $100,634
                                                                                                 -------------   ---------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                          $27,542          $727,912
                                                                                                 -------------   ---------------
30        U.S. Trustee Quarterly Fees                                                                  $2,000           $22,250
                                                                                                 -------------   ---------------
31        Cash Receipts due to sale of equipment from DoveBid, One Workplace & Earthlink              ($6,092)        ($814,465)
          -------------------------------------------------------------------------------        -------------   ---------------
32            NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                       ($14,946)         $164,936
                                                                                                 -------------   ---------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                      ($147,667)      ($3,709,520)
                                                                                                 -------------   ---------------
    CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                             $0                $0
                                                                                                 -------------   ---------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                          $0        $2,593,888
          ------------------------------------------------------------------                     -------------   ---------------
36        Receipt of excess funds from UK Subsidiaries (1)                                                 $0         ($300,443)
          --------------------------------------------------------------------------------       -------------   ---------------
37            NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0        $2,894,331
                                                                                                 -------------   ---------------
    CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                                 $0                $0
                                                                                                 -------------   ---------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                                    $0                $0
                                                                                                 -------------   ---------------
40        Capital Contributions                                                                            $0                $0
                                                                                                 -------------   ---------------
41        Principal Payments                                                                               $0                $0
                                                                                                 -------------   ---------------
42
          --------------------------------------------------------------------------------       -------------   ---------------
43            NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0                $0
                                                                                                 -------------   ---------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                            ($147,667)        ($815,189)
                                                                                                 -------------   ---------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                               $9,056,767        $9,724,290
                                                                                                 -------------   ---------------
46  CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                     $8,909,100        $8,909,101
                                                                                                 =============   ===============

(1) Due to the formulas of this document, this entry is recorded as a negative value. The amounts recorded represent an increase in cash to the Estate.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Norway Acquisition Corporation           CASE NO.    01-33127 (DM)
                                                           -----------------

                                                 CHAPTER 11
                                                 MONTHLY OPERATING REPORT
                                                 (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED:    Nov 02            PETITION DATE:    12/10/01
             -------------                      -----------------

1.      Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting
        (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the       ---
        Debtor).
        Dollars reported in   $1
                              --

                                                                        END OF CURRENT     END OF PRIOR        AS OF PETITION
2.      ASSET AND LIABILITY STRUCTURE                                       MONTH             MONTH                FILING
                                                                            -----             -----                ------
        a.  Current Assets                                                         $0               $0
                                                                        --------------     ------------
        b.  Total Assets                                                           $0               $0                    $0
                                                                        --------------     ------------        --------------
        c.  Current Liabilities                                                    $0               $0
                                                                        --------------     ------------
        d.  Total Liabilities                                                      $0               $0                    $0
                                                                        --------------     ------------        --------------

                                                                                                                 CUMULATIVE
3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH             CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)

        a.  Total Receipts                                                         $0               $0                    $0
                                                                        --------------     ------------        --------------
        b.  Total Disbursements                                                    $0               $0                    $0
                                                                        --------------     ------------        --------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)             $0               $0                    $0
                                                                        --------------     ------------        --------------
        d.  Cash Balance Beginning of Month                                        $0               $0                    $0
                                                                        --------------     ------------        --------------
        e.  Cash Balance End of Month (c + d)                                      $0               $0                    $0
                                                                        --------------     ------------        --------------

                                                                                                                 CUMULATIVE
                                                                         CURRENT MONTH      PRIOR MONTH        (CASE TO DATE)

4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                             $0               $0                    $0
                                                                        --------------     ------------        --------------
5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                $0               $0
                                                                        --------------     ------------
6.      POST-PETITION LIABILITIES                                                  $0               $0
                                                                        --------------     ------------
7.      PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                     $0               $0
                                                                        --------------     ------------

AT THE END OF THIS REPORTING MONTH:                                                                YES    NO
                                                                                                   ---    ---
8.      Have any payments been made on pre-petition debt, other than payments in the normal                X
                                                                                                   ---    ---
        course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.      Have any payments been made to professionals?  (if yes, attach listing including date of           X
                                                                                                   ---    ---
        payment, amount of payment and name of payee)
10.     If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                   ---    ---
11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,              X
        attach listing including date of payment, amount and reason for payment,                   ---    ---
        and name of payee)

12.     Is the estate insured for replacement cost of assets and for general liability?             X
                                                                                                   ---    ---
13.     Are a plan and disclosure statement on file?                                                X
                                                                                                   ---    ---
14.     Was there any post-petition borrowing during this reporting period?                                X
                                                                                                   ---    ---


15.     Check if paid: Post-petition taxes        ;     U.S. Trustee Quarterly   X     Check if filing is current for: Post-petition
                                             -----                              ---
        tax reporting and tax returns:         X  .
                                             -----

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 12/18/02           /s/ Paul J. Weber
     ---------------     -------------------------------------------------------
                         Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 11/30/02


     CURRENT MONTH
---------------------------
                                                                                      CUMULATIVE     NEXT MONTH
ACTUAL  FORECAST   VARIANCE                                                         (CASE TO DATE)    FORECAST
------  --------   --------                                                         --------------    --------
                                  REVENUES:
   $0                   $0      1   Gross Sales                                                $0
------  --------   --------                                                         --------------   ----------
   $0                   $0      2   less: Sales Returns & Allowances                           $0
------  --------   --------                                                         --------------   ----------
   $0        $0         $0      3   Net Sales                                                  $0           $0
------  --------   --------                                                         --------------   ----------
   $0                   $0      4   less: Cost of Goods Sold       (Schedule 'B')              $0
------  --------   --------                                                         --------------   ----------
   $0        $0         $0      5   Gross Profit                                               $0           $0
------  --------   --------                                                         --------------   ----------
   $0                   $0      6   Interest                                                   $0
------  --------   --------                                                         --------------   ----------
   $0                   $0      7   Other Income:                                              $0
------  --------   --------                            --------------------------   --------------   ----------
   $0                   $0      8                                                              $0
------  --------   --------       -----------------------------------------------   --------------   ----------
   $0                   $0      9                                                              $0
------  --------   --------       -----------------------------------------------   --------------   ----------
   $0        $0         $0     10       TOTAL REVENUES                                         $0           $0
------  --------   --------                                                         --------------   ----------
                                  EXPENSES:
   $0                   $0     11   Compensation to Owner(s)/Officer(s)                        $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     12   Salaries                                                   $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     13   Commissions                                                $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     14   Contract Labor                                             $0
------  --------   --------                                                         --------------   ----------
   $0                   $0        Rent/Lease:                                                $0
                               15   Personal Property
------  --------   --------                                                         --------------   ----------
   $0                   $0     16       Real Property                                          $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     17   Insurance                                                  $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     18   Management Fees                                            $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     19   Depreciation                                               $0
------  --------   --------                                                         --------------   ----------
   $0                   $0        Taxes:                                                     $0
                               20       Employer Payroll Taxes
------  --------   --------                                                         --------------   ----------
   $0                   $0     21       Real Property Taxes                                    $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     22       Other Taxes                                            $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     23   Other Selling                                              $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     24   Other Administrative                                       $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     25   Interest                                                   $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     26   Other Expenses:                                            $0
------  --------   --------                            --------------------------   --------------   ----------
                        $0     27
------  --------   --------       -----------------------------------------------   --------------   ----------
                        $0     28
------  --------   --------       -----------------------------------------------   --------------   ----------
                        $0     29
------  --------   --------       -----------------------------------------------   --------------   ----------
                        $0     30
------  --------   --------       -----------------------------------------------   --------------   ----------
                        $0     31
------  --------   --------       -----------------------------------------------   --------------   ----------
                        $0     32
------  --------   --------       -----------------------------------------------   --------------   ----------
                        $0     33
------  --------   --------       -----------------------------------------------   --------------   ----------
                        $0     34
------  --------   --------       -----------------------------------------------   --------------   ----------
   $0        $0         $0     35       TOTAL EXPENSES                                         $0           $0
------  --------   --------                                                         --------------   ----------
   $0        $0         $0     36 SUBTOTAL                                                     $0           $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     37 REORGANIZATION ITEMS:                                        $0
                                    Professional Fees
------  --------   --------                                                         --------------   ----------
   $0                   $0     38   Provisions for Rejected Executory Contracts                $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     39   Interest Earned on Accumulated Cash from                   $0
------  --------   --------         Resulting Chp 11 Case                           --------------   ----------

   $0                   $0     40   Gain or (Loss) from Sale of Equipment                      $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     41   U.S. Trustee Quarterly Fees                                $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     42                                                              $0
------  --------   --------       -----------------------------------------------   --------------   ----------
   $0        $0         $0     43        TOTAL REORGANIZATION ITEMS                            $0           $0
------  --------   --------                                                         --------------   ----------
   $0        $0         $0     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0           $0
------  --------   --------                                                         --------------   ----------
   $0                   $0     45   Federal & State Income Taxes                               $0
------  --------   --------                                                         --------------   ----------
   $0        $0         $0     46 NET PROFIT (LOSS)                                            $0           $0
======  ========   ========                                                         ==============   ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 11/30/02

     ASSETS

                                                                                 FROM SCHEDULES         MARKET VALUE
                                                                                 --------------         ------------

          CURRENT ASSETS

 1             Cash and cash equivalents - unrestricted                                                          $0
                                                                                                        ------------
 2             Cash and cash equivalents - restricted                                                            $0
                                                                                                        ------------
 3             Accounts receivable (net)                                               A                         $0
                                                                                                        ------------
 4             Inventory                                                               B                         $0
                                                                                                        ------------
 5             Prepaid expenses                                                                                  $0
                                                                                                        ------------
 6             Professional retainers                                                                            $0
                                                                                                        ------------
 7             Other:                                                                                            $0
                       ------------------------------------------------------                           ------------
 8
               --------------------------------------------------------------                           ------------
 9                     TOTAL CURRENT ASSETS                                                                      $0
                                                                                                        ------------
          PROPERTY AND EQUIPMENT (MARKET VALUE)

10             Real property                                                           C                         $0
                                                                                                        ------------
11             Machinery and equipment                                                 D                         $0
                                                                                                        ------------
12             Furniture and fixtures                                                  D                         $0
                                                                                                        ------------
13             Office equipment                                                        D                         $0
                                                                                                        ------------
14             Leasehold improvements                                                  D                         $0
                                                                                                        ------------
15             Vehicles                                                                D                         $0
                                                                                                        ------------
16             Other:                                                                  D
                       ------------------------------------------------------                           ------------
17                                                                                     D
               --------------------------------------------------------------                           ------------
18                                                                                     D
               --------------------------------------------------------------                           ------------
19                                                                                     D
               --------------------------------------------------------------                           ------------
20                                                                                     D
               --------------------------------------------------------------                           ------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                              $0
                                                                                                        ------------
          OTHER ASSETS

22             Loans to shareholders                                                                             $0
                                                                                                        ------------
23             Loans to affiliates                                                                               $0
                                                                                                        ------------
24
               --------------------------------------------------------------                           ------------
25
               --------------------------------------------------------------                           ------------
26
               --------------------------------------------------------------                           ------------
27
               --------------------------------------------------------------                           ------------
28                     TOTAL OTHER ASSETS                                                                        $0
                                                                                                        ------------
29                     TOTAL ASSETS                                                                              $0
                                                                                                        ============

      NOTE:
            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

          POST-PETITION

               CURRENT LIABILITIES

30                     Salaries and wages                                                                        $0
                                                                                                        ------------
31                     Payroll taxes                                                                             $0
                                                                                                        ------------
32                     Real and personal property taxes                                                          $0
                                                                                                        ------------
33                     Income taxes                                                                              $0
                                                                                                        ------------
34                     Sales taxes                                                                               $0
                                                                                                        ------------
35                     Notes payable (short term)                                                                $0
                                                                                                        ------------
36                     Accounts payable (trade)                                        A                         $0
                                                                                                        ------------
37                     Real property lease arrearage                                                             $0
                                                                                                        ------------
38                     Personal property lease arrearage                                                         $0
                                                                                                        ------------
39                     Accrued professional fees                                                                 $0
                                                                                                        ------------
40                     Current portion of long-term post-petition debt (due within 12 months)                    $0
                                                                                                        ------------
41                     Other:                                                                                    $0
                                  -------------------------------------------                           ------------
42
                       ------------------------------------------------------                           ------------
43
                       ------------------------------------------------------                           ------------
44                     TOTAL CURRENT LIABILITIES                                                                 $0
                                                                                                        ------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                        ------------
46                     TOTAL POST-PETITION LIABILITIES                                                           $0
                                                                                                        ------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                     Secured claims                                                  F                         $0
                                                                                                        ------------
48                     Priority unsecured claims                                       F                         $0
                                                                                                        ------------
49                     General unsecured claims                                        F                         $0
                                                                                                        ------------
50                     TOTAL PRE-PETITION LIABILITIES                                                            $0
                                                                                                        ------------
51                     TOTAL LIABILITIES                                                                         $0
                                                                                                        ------------
     EQUITY (DEFICIT)

52             Retained Earnings/(Deficit) at time of filing                                                     $0
                                                                                                        ------------
53             Capital Stock                                                                                     $0
                                                                                                        ------------
54             Additional paid-in capital                                                                        $0
                                                                                                        ------------
55             Cumulative profit/(loss) since filing of case                                                     $0
                                                                                                        ------------
56             Post-petition contributions/(distributions) or (draws)                                            $0
                                                                                                        ------------
57
               --------------------------------------------------------------                           ------------
58             Market value adjustment                                                                           $0
                                                                                                        ------------
59                     TOTAL EQUITY (DEFICIT)                                                                    $0
                                                                                                        ------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                      $0
                                                                                                        ============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS           ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE       PAST DUE
                                        [PRE AND POST PETITION]  [POST PETITION]   POST PETITION DEBT

     0 -30 Days                                          $0               $0
                                                         --
     31-60 Days                                          $0               $0
                                                         --
     61-90 Days                                          $0               $0                $0
                                                         --               --                --
     91+ Days                                            $0               $0
                                                         --
     Total accounts receivable/payable                   $0               $0
                                                         --
     Allowance for doubtful accounts
     Accounts receivable (net)                           $0
                                                         ==

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                           COST OF GOODS SOLD
                                                   INVENTORY(IES)            INVENTORY BEGINNING OF MONTH    -----------------------
                                                     BALANCE AT
                                                    END OF MONTH
                                                                             Add -
     Retail/Restaurants -                                                      Net purchase                  -----------------------
       Product for resale                                                      Direct labor                  -----------------------
                                                            -----------
                                                                               Manufacturing overhead        -----------------------

     Distribution -                                                            Freight in                    -----------------------
       Products for resale                                                     Other:                        -----------------------
                                                            -----------
                                                                                -------------------------    -----------------------

                                                                                -------------------------    -----------------------

     Manufacturer -

       Raw Materials                                        -----------

       Work-in-progress                                                      Less -
                                                            -----------
       Finished goods                                                          Inventory End of Month        -----------------------
                                                            -----------
                                                                               Shrinkage                     -----------------------

     Other - Explain                                                           Personal Use                  -----------------------
                                                            -----------
     -------------------------                                               Cost of Goods Sold                                   $0
     -------------------------                                                                               =======================
         TOTAL                                                      $0
                                                            ============


     METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of
                                                                             inventory used.
                 Yes [ ]           No [ ]

     How often do you take a complete physical inventory?                    Valuation methods -
                                                                                 FIFO cost                         -
       Weekly           -------------                                            LIFO cost                         -
       Monthly          -------------                                            Lower of cost or market           -
       Quarterly        -------------                                            Retail method                     -
       Semi-annually    -------------                                            Other                             -
       Annually         -------------                                              Explain
Date of last physical inventory was                      ---------------     --------------------------------
                                                                             --------------------------------


Date of next physical inventory is                       ---------------     --------------------------------

                           SCHEDULE C
                         REAL PROPERTY

Description                                                  COST         MARKET VALUE
        -----------------                               -------------    -------------

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------
                                                                  $0                $0
        -----------------                               =============    =============
       Total

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                               COST             MARKET VALUE
                                                          ----             ------------
Machinery & Equipment -
        -----------------                               -------------    -------------

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------
                                                                  $0                $0
        -----------------                               =============    =============
       Total

Furniture & Fixtures -

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------
                                                                  $0                $0
        -----------------                               =============    =============
       Total

Office Equipment -

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------
                                                                  $0                $0
        -----------------                               =============    =============
       Total

Leasehold Improvements -

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------
                                                                  $0                $0
        -----------------                               =============    =============
       Total

Vehicles -

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------

        -----------------                               -------------    -------------
                                                                  $0                $0
        -----------------                               =============    =============
       Total

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                         0-30 DAYS          31-60 DAYS          61-90 DAYS         91+ DAYS          TOTAL
                                      ---------          ----------          ----------         --------          -----
Federal

        Income Tax Withholding                                                                                            $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        FICA - Employee                                                                                                   $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        FICA - Employer                                                                                                   $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Unemployment (FUTA)                                                                                               $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Income                                                                                                            $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Other (Attach List)                                                                                               $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
TOTAL FEDERAL TAXES                              $0                  $0                 $0               $0               $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
STATE AND LOCAL

        Income Tax Withholding                                                                                            $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Unemployment (UT)                                                                                                 $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Disability Insurance (DI)                                                                                         $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Empl. Training Tax (ETT)                                                                                          $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Sales                                                                                                             $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Excise                                                                                                            $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Real property                                                                                                     $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Personal property                                                                                                 $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Income                                                                                                            $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
        Other (Attach List)                                                                                               $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
TOTAL STATE & LOCAL TAXES                        $0                  $0                 $0               $0               $0
                                   -----------------  ------------------  -----------------  ---------------  ---------------
TOTAL TAXES                                      $0                  $0                 $0               $0               $0
                                   =================  ==================  =================  ===============  ===============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                CLAIMED         ALLOWED
-------------------------------------------
                                                                                           AMOUNT          AMOUNT (B)
                                                                                           ------          ----------
        Secured claims  (a)                                                                         $0              $0
                                                                                      -----------------  ---------------
        Priority claims other than taxes                                                            $0              $0
                                                                                      -----------------  ---------------
        Priority tax claims                                                                         $0              $0
                                                                                      -----------------  ---------------
        General unsecured claims                                                                    $0              $0
                                                                                      -----------------  ---------------

        (a)     List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                   ACCOUNT 1           ACCOUNT 2         ACCOUNT 3        ACCOUNT 4
                                                   ---------           ---------         ---------        ---------
Bank
                                                -----------------  ------------------  -----------------  ---------------
Account Type
                                                -----------------  ------------------  -----------------  ---------------
Account No.
                                                -----------------  ------------------  -----------------  ---------------
Account Purpose
                                                -----------------  ------------------  -----------------  ---------------
Balance, End of Month
                                                -----------------  ------------------  -----------------  ---------------
Total Funds on Hand for all Accounts                          $0
                                                =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/02
                                              ----------------

                                                                                      Actual                         Cumulative
                                                                                         Current Month             (Case to Date)
                                                                                         -------------             --------------
     CASH RECEIPTS
1           Rent/Leases Collected
                                                                                -----------------------   ----------------------
2           Cash Received from Sales
                                                                                -----------------------   ----------------------
3           Interest Received
                                                                                -----------------------   ----------------------
4           Borrowings
                                                                                -----------------------   ----------------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                -----------------------   ----------------------
6           Capital Contributions
                                                                                -----------------------   ----------------------
7
            ------------------------------------------------------------------  -----------------------   ----------------------
8
            ------------------------------------------------------------------  -----------------------   ----------------------
9
            ------------------------------------------------------------------  -----------------------   ----------------------
10
            ------------------------------------------------------------------  -----------------------   ----------------------
11
            ------------------------------------------------------------------  ----------------------    ---------------------
12                TOTAL CASH RECEIPTS                                                               $0                       $0
                                                                                -----------------------   ----------------------
     CASH DISBURSEMENTS
13          Payments for Inventory

                                                                                -----------------------   ----------------------
14          Selling

                                                                                -----------------------   ----------------------
15          Administrative

                                                                                -----------------------   ----------------------
16          Capital Expenditures
                                                                                ----------------------    ---------------------
17          Principal Payments on Debt
                                                                                -----------------------   ----------------------
18          Interest Paid

            Rent/Lease:                                                         -----------------------   ----------------------

19                Personal Property

                                                                                -----------------------   ----------------------
20                Real Property
                                                                                -----------------------   ----------------------
            Amount Paid to Owner(s)/Officer(s)
21                Salaries
                                                                                -----------------------   ----------------------
22                Draws

                                                                                -----------------------   ----------------------
23                Commissions/Royalties
                                                                                -----------------------   ----------------------
24                Expense Reimbursements
                                                                                -----------------------   ----------------------
25                Other

                                                                                -----------------------   ----------------------
26          Salaries/Commissions (less employee withholding)
                                                                                -----------------------   ----------------------
27          Management Fees

                                                                                -----------------------   ----------------------
            Taxes:
28                Employee Withholding
                                                                                -----------------------   ----------------------
29                Employer Payroll Taxes
                                                                                -----------------------   ----------------------
30                Real Property Taxes
                                                                                -----------------------   ----------------------
31                Other Taxes

                                                                                -----------------------   ----------------------
32          Other Cash Outflows:
                                                                                -----------------------   ----------------------
33

                  ------------------------------------------------------------  -----------------------   ----------------------
34

                  ------------------------------------------------------------  -----------------------   ----------------------
35

                  ------------------------------------------------------------  -----------------------   ----------------------
36

                  ------------------------------------------------------------  -----------------------   ----------------------
37

                  ------------------------------------------------------------  -----------------------   ----------------------
38                TOTAL CASH DISBURSEMENTS:                                                         $0                       $0
                                                                                -----------------------   ----------------------
39   NET INCREASE (DECREASE) IN CASH                                                                $0                       $0
                                                                                -----------------------   ----------------------
40   CASH BALANCE, BEGINNING OF PERIOD

                                                                                -----------------------   ----------------------
41   CASH BALANCE, END OF PERIOD                                                                    $0                       $0
                                                                                =======================   ======================

                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 11/30/02
                                             -------------

      CASH FLOWS FROM OPERATING ACTIVITIES                                               ACTUAL                      CUMULATIVE
                                                                                      CURRENT MONTH                (CASE TO DATE)
1           Cash Received from Sales
                                                                                --------------------------   -----------------------
2           Rent/Leases Collected

                                                                                --------------------------   -----------------------
3           Interest Received

                                                                                --------------------------   -----------------------
4           Cash Paid to Suppliers

                                                                                --------------------------   -----------------------
5           Cash Paid for Selling Expenses
                                                                                --------------------------   -----------------------
6           Cash Paid for Administrative Expenses
                                                                                --------------------------   -----------------------
            Cash Paid for Rents/Leases:
7               Personal Property
                                                                                --------------------------   -----------------------
8               Real Property

                                                                                --------------------------   -----------------------
9           Cash Paid for Interest

                                                                                --------------------------   -----------------------
10          Cash Paid for Net Payroll and Benefits
                                                                                --------------------------   -----------------------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries
                                                                                --------------------------   -----------------------
12              Draws

                                                                                --------------------------   -----------------------
13              Commissions/Royalties
                                                                                --------------------------   -----------------------
14              Expense Reimbursements
                                                                                --------------------------   -----------------------
15              Other

                                                                                --------------------------   -----------------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax
                                                                                --------------------------   -----------------------
17              Employee Withholdings
                                                                                --------------------------   -----------------------
18              Real Property Taxes

                                                                                --------------------------   -----------------------
19              Other Taxes

                                                                                --------------------------   -----------------------
20          Cash Paid for General Expenses
                                                                                --------------------------   -----------------------
21
            -----------------------------------------------------------------   --------------------------   -----------------------
22

            -----------------------------------------------------------------   --------------------------   -----------------------
23
            ------------------------------------------------------------------  --------------------------   -----------------------
24
            -----------------------------------------------------------------   --------------------------   -----------------------
25
            ------------------------------------------------------------------  --------------------------   -----------------------
26
            ------------------------------------------------------------------  --------------------------   -----------------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
                        BEFORE REORGANIZATION ITEMS                                                   $0                         $0
                                                                                --------------------------   -----------------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28          Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                --------------------------   -----------------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                --------------------------   -----------------------
30          U.S. Trustee Quarterly Fees
                                                                                --------------------------   -----------------------
31

            -----------------------------------------------------------------   --------------------------   -----------------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                       $0                        $0
                                                                                --------------------------   -----------------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                       $0                        $0
                                                                                --------------------------   -----------------------
      CASH FLOWS FROM INVESTING ACTIVITIES

34          Capital Expenditures

                                                                                --------------------------   -----------------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                --------------------------   -----------------------
36

            ---------------------------------------------------------           --------------------------   -----------------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                       $0                        $0
                                                                                --------------------------   -----------------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)
                                                                                --------------------------   -----------------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                --------------------------   -----------------------
40          Capital Contributions

                                                                                --------------------------   -----------------------
41          Principal Payments

                                                                                --------------------------   -----------------------
42

            ----------------------------------------------------------          --------------------------   -----------------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                       $0                        $0
                                                                                --------------------------   -----------------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                             $0                        $0
                                                                                --------------------------   -----------------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                --------------------------   -----------------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                        $0                        $0
                                                                                ==========================   =======================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: NomadIQ, Inc.                                      CASE NO. 01-33128 (DM)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED: Nov 02                                      PETITION DATE: 12/10/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here
                                                                              --
      the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

      Dollars reported in $1

                                                                          END OF          END OF        AS OF
                                                                         CURRENT          PRIOR        PETITION
2.    ASSET AND LIABILITY STRUCTURE                                       MONTH           MONTH         FILING
                                                                          -----           -----         ------
      a. Current Assets                                                  $       0      $       0
                                                                         ---------      ---------
      b. Total Assets                                                    $       0      $       0      $       0
                                                                         ---------      ---------      ---------
      c. Current Liabilities                                             $       0      $       0
                                                                         ---------      ---------
      d. Total Liabilities                                               $       0      $       0      $       0
                                                                         ---------      ---------      ---------

                                                                                                       CUMULATIVE
                                                                          CURRENT         PRIOR        (CASE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 MONTH          MONTH          DATE)
                                                                           -----          -----          -----
      a. Total Receipts                                                  $       0      $       0      $       0
                                                                         ---------      ---------      ---------
      b. Total Disbursements                                             $       0      $       0      $       0
                                                                         ---------      ---------      ---------
      c. Excess (Deficiency) of Receipts Over Disbursements (a - b)      $       0      $       0      $       0
                                                                         ---------      ---------      ---------
      d. Cash Balance Beginning of Month                                 $       0      $       0      $       0
                                                                         ---------      ---------      ---------
      e. Cash Balance End of Month (c + d)                               $       0      $       0      $       0
                                                                         ---------      ---------      ---------

                                                                                                       CUMULATIVE
                                                                          CURRENT         PRIOR        (CASE TO
                                                                           MONTH          MONTH          DATE)
                                                                           -----          -----          -----
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                     $       0      $       0      $       0
                                                                         ---------      ---------      ---------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                        $       0      $       0
                                                                         ---------      ---------
6.    POST-PETITION LIABILITIES                                          $       0      $       0
                                                                         ---------      ---------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)             $       0      $       0
                                                                         ---------      ---------

AT THE END OF THIS REPORTING MONTH:                                                        YES             NO
                                                                                           ---             --
8.    Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
      including date of payment, amount of payment and name of payee)                                      X
                                                                                        ---------      ---------
9.    Have any payments been made to professionals? (if yes, attach listing
      including date of payment, amount of payment and name of payee)                                      X
                                                                                        ---------      ---------
10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                        ---------      ---------
11.   Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and
      reason for payment, and name of payee)                                                               X
                                                                                        ---------      ---------
12.   Is the estate insured for replacement cost of assets and for general
      liability?                                                                            X
                                                                                        ---------      ---------
13.   Are a plan and disclosure statement on file?                                          X
                                                                                        ---------      ---------
14.   Was there any post-petition borrowing during this reporting period?                                  X
                                                                                        ---------      ---------

15.   Check if paid:    Post-petition taxes    ;
                                            ---
                        U.S. Trustee Quarterly Fees  X ;
                                                    ---
      Check if filing is current for:    Post-petition tax reporting
                                         and tax returns:  X .
                                                          ---

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date: 12/18/02                          /s/ Paul J. Weber
     ------------------------           ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS

                             (GENERAL BUSINESS CASE)
                          For the Month Ended 11/30/02

            CURRENT MONTH
            -------------
                                                                                               CUMULATIVE      NEXT MONTH
 ACTUAL        FORECAST      VARIANCE                                                        (CASE TO DATE)     FORECAST
 ------        --------      --------                                                        --------------     --------
                                              REVENUES:
$       0                   $        0     1    Gross Sales                                    $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0     2    less: Sales Returns & Allowances               $        0
---------    -----------    ----------                                                         ----------      ----------
$       0    $         0    $        0     3    Net Sales                                      $        0      $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0     4    less: Cost of Goods Sold     (Schedule 'B')    $        0
---------    -----------    ----------                                                         ----------      ----------
$       0    $         0    $        0     5    Gross Profit                                   $        0      $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0     6    Interest                                       $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0     7    Other Income:                                  $        0
---------    -----------    ----------                       ------------------------------    ----------      ----------
$       0                   $        0     8                                                   $        0
---------    -----------    ----------        ---------------------------------------------    ----------      ----------
$       0                   $        0     9                                                   $        0
---------    -----------    ----------        ---------------------------------------------    ----------      ----------
$       0    $         0    $        0    10        TOTAL REVENUES                             $        0      $        0
---------    -----------    ----------                                                         ----------      ----------

                                              EXPENSES:
$       0                   $        0    11    Compensation to Owner(s)/Officer(s)            $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    12    Salaries                                       $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    13    Commissions                                    $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    14    Contract Labor                                 $        0
---------    -----------    ----------                                                         ----------      ----------
                                                Rent/Lease:
$       0                   $        0    15      Personal Property                            $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    16      Real Property                                $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    17    Insurance                                      $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    18    Management Fees                                $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    19    Depreciation                                   $        0
---------    -----------    ----------                                                         ----------      ----------
                                                Taxes:
$       0                   $        0    20      Employer Payroll Taxes                       $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    21      Real Property Taxes                          $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    22      Other Taxes                                  $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    23    Other Selling                                  $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    24    Other Administrative                           $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    25    Interest                                       $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    26    Other Expenses:                                $        0
---------    -----------    ----------                         ----------------------------    ----------      ----------
                            $        0    27
---------    -----------    ----------        ---------------------------------------------    ----------      ----------
                            $        0    28
---------    -----------    ----------        ---------------------------------------------    ----------      ----------
                            $        0    29
---------    -----------    ----------        ---------------------------------------------    ----------      ----------
                            $        0    30
---------    -----------    ----------        ---------------------------------------------    ----------      ----------
                            $        0    31
---------    -----------    ----------        ---------------------------------------------    ----------      ----------
                            $        0    32
---------    -----------    ----------        ---------------------------------------------    ----------      ----------
                            $        0    33
---------    -----------    ----------        ---------------------------------------------    ----------      ----------
                            $        0    34
---------    -----------    ----------        ---------------------------------------------    ----------      ----------

$       0    $         0    $        0    35        TOTAL EXPENSES                             $        0      $        0
---------    -----------    ----------                                                         ----------      ----------

$       0    $         0    $        0    36  SUBTOTAL                                         $        0      $        0
---------    -----------    ----------                                                         ----------      ----------

                                              REORGANIZATION ITEMS:
$       0                   $        0    37    Professional Fees                              $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    38    Provisions for Rejected Executory Contracts    $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    39    Interest Earned on Accumulated Cash from       $        0
---------    -----------    ----------          Resulting Chp 11 Case                          ----------      ----------


$       0                   $        0    40    Gain or (Loss) from Sale of Equipment          $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    41    U.S. Trustee Quarterly Fees                    $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    42                                                   $        0
---------    -----------    ----------        ---------------------------------------------    ----------      ----------

$       0    $         0    $        0    43        TOTAL REORGANIZATION ITEMS                 $        0      $        0
---------    -----------    ----------                                                         ----------      ----------

$       0    $         0    $        0    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   $        0      $        0
---------    -----------    ----------                                                         ----------      ----------
$       0                   $        0    45    Federal & State Income Taxes                   $        0
---------    -----------    ----------                                                         ----------      ----------

$       0    $         0    $        0    46  NET PROFIT (LOSS)                                $        0      $        0
=========    ===========    ==========                                                         ==========      ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 11/30/02

    ASSETS
                                                                                              FROM SCHEDULES     MARKET VALUE
                                                                                              --------------     ------------
       CURRENT ASSETS

 1         Cash and cash equivalents - unrestricted                                                                 $       0
                                                                                                                    ---------
 2         Cash and cash equivalents - restricted                                                                   $       0
                                                                                                                    ---------
 3         Accounts receivable (net)                                                                 A              $       0
                                                                                                                    ---------
 4         Inventory                                                                                 B              $       0
                                                                                                                    ---------
 5         Prepaid expenses                                                                                         $       0
                                                                                                                    ---------
 6         Professional retainers                                                                                   $       0
                                                                                                                    ---------
 7         Other:                                                                                                   $       0
                  ----------------------------------                                                                ---------
 8
           -----------------------------------------                                                                ---------

 9                 TOTAL CURRENT ASSETS                                                                             $       0
                                                                                                                    ---------

       PROPERTY AND EQUIPMENT (MARKET VALUE)
10         Real property                                                                             C              $       0
                                                                                                                    ---------
11         Machinery and equipment                                                                   D              $       0
                                                                                                                    ---------
12         Furniture and fixtures                                                                    D              $       0
                                                                                                                    ---------
13         Office equipment                                                                          D              $       0
                                                                                                                    ---------
14         Leasehold improvements                                                                    D              $       0
                                                                                                                    ---------
15         Vehicles                                                                                  D              $       0
                                                                                                                    ---------
16         Other:                                                                                    D
                 -----------------------------------                                                                ---------
17                                                                                                   D
           -----------------------------------------                                                                ---------
18                                                                                                   D
           -----------------------------------------                                                                ---------
19                                                                                                   D
           -----------------------------------------                                                                ---------
20                                                                                                   D
           -----------------------------------------                                                                ---------
21                 TOTAL PROPERTY AND EQUIPMENT                                                                     $       0
                                                                                                                    ---------

       OTHER ASSETS

22         Loans to shareholders                                                                                    $       0
                                                                                                                    ---------
23         Loans to affiliates                                                                                      $       0
                                                                                                                    ---------
24
           -----------------------------------------                                                                ---------
25
           -----------------------------------------                                                                ---------
26
           -----------------------------------------                                                                ---------
27
           -----------------------------------------                                                                ---------
28                 TOTAL OTHER ASSETS                                                                               $       0
                                                                                                                    ---------
29                 TOTAL ASSETS                                                                                     $       0
                                                                                                                    =========

      NOTE:
           Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

       LIABILITIES FROM SCHEDULES

           POST-PETITION

               CURRENT LIABILITIES
30                 Salaries and wages                                                                               $       0
                                                                                                                    ---------
31                 Payroll taxes                                                                                    $       0
                                                                                                                    ---------
32                 Real and personal property taxes                                                                 $       0
                                                                                                                    ---------
33                 Income taxes                                                                                     $       0
                                                                                                                    ---------
34                 Sales taxes                                                                                      $       0
                                                                                                                    ---------
35                 Notes payable (short term)                                                                       $       0
                                                                                                                    ---------
36                 Accounts payable (trade)                                                          A              $       0
                                                                                                                    ---------
37                 Real property lease arrearage                                                                    $       0
                                                                                                                    ---------
38                 Personal property lease arrearage                                                                $       0
                                                                                                                    ---------
39                 Accrued professional fees                                                                        $       0
                                                                                                                    ---------
40                 Current portion of long-term post-petition debt (due within 12 months)                           $       0
                                                                                                                    ---------
41                 Other:                                                                                           $       0
                         ----------------------------------------------------------------                           ---------
42
                   ----------------------------------------------------------------------                           ---------
43
                   ----------------------------------------------------------------------                           ---------

44                 TOTAL CURRENT LIABILITIES                                                                        $       0
                                                                                                                    ---------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                    ---------
46                 TOTAL POST-PETITION LIABILITIES                                                                  $       0
                                                                                                                    ---------

           PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                 Secured claims                                                                    F              $       0
                                                                                                                    ---------
48                 Priority unsecured claims                                                         F              $       0
                                                                                                                    ---------
49                 General unsecured claims                                                          F              $       0
                                                                                                                    ---------
50                 TOTAL PRE-PETITION LIABILITIES                                                                   $       0
                                                                                                                    ---------
51                 TOTAL LIABILITIES                                                                                $       0
                                                                                                                    ---------

       EQUITY (DEFICIT)

52                 Retained Earnings/(Deficit) at time of filing                                                    $       0
                                                                                                                    ---------
53                 Capital Stock                                                                                    $       0
                                                                                                                    ---------
54                 Additional paid-in capital                                                                       $       0
                                                                                                                    ---------
55                 Cumulative profit/(loss) since filing of case                                                    $       0
                                                                                                                    ---------
56                 Post-petition contributions/(distributions) or (draws)                                           $       0
                                                                                                                    ---------
57
                   ----------------------------------------------------------------------                           ---------

58                 Market value adjustment                                                                          $       0
                                                                                                                    ---------
59                       TOTAL EQUITY (DEFICIT)                                                                     $       0
                                                                                                                    ---------
60     TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                       $       0
                                                                                                                    =========

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                             ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE           PAST DUE
RECEIVABLES AND PAYABLES AGINGS            [PRE AND POST PETITION]      [POST PETITION]       POST PETITION DEBT
                                           -----------------------      ---------------       ------------------
  0 -30 Days                                             $       0            $       0
                                                         ---------            ---------
  31-60 Days                                             $       0            $       0
                                                         ---------            ---------
  61-90 Days                                             $       0            $       0                $       0
                                                         ---------            ---------                ---------
  91+ Days                                               $       0            $       0
                                                         ---------            ---------
  Total accounts receivable/payable                      $       0            $       0
                                                         ---------            =========
  Allowance for doubtful accounts
                                                         ---------
  Accounts receivable (net)                              $       0
                                                         =========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                COST OF GOODS SOLD
----------------------------------                ------------------

                              INVENTORY(IES)
                                BALANCE AT
                               END OF MONTH
                               ------------
                                                  INVENTORY BEGINNING OF MONTH
                                                                                         ------------
                                                  Add -
Retail/Restaurants -                                Net purchase
                                                                                         ------------
   Product for resale                               Direct labor
                              -------------                                              ------------
                                                    Manufacturing overhead
                                                                                         ------------
Distribution -                                      Freight in
                                                                                         ------------
   Products for resale                              Other:
                              -------------                                              ------------
Manufacturer -                                    ------------------------               ------------
   Raw Materials
                              -------------       ------------------------               ------------
   Work-in-progress                               Less -
                              -------------
   Finished goods                                   Inventory End of Month
                              -------------                                              ------------
                                                    Shrinkage
                                                                                         ------------
Other - Explain                                     Personal Use
                              -------------                                              ------------
-----------------------
                                                  Cost of Goods Sold                     $          0
-----------------------                                                                  ============
     TOTAL                    $           0
                              =============

METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
                    Yes       No
                       ------    ------
How often do you take a complete physical inventory?        Valuation methods -
                                                              FIFO cost
                                                                                          ---
    Weekly                                                    LIFO cost
                       -------------                                                      ---
    Monthly                                                   Lower of cost or market
                       -------------                                                      ---
    Quarterly                                                 Retail method
                       -------------                                                      ---
    Semi-annually                                             Other
                       -------------                                                      ---
    Annually                                                    Explain
                       -------------

Date of last physical inventory was
                                    -------------------     -------------------------------------------------
                                                            -------------------------------------------------
Date of next physical inventory is
                                    -------------------     -------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                COST        MARKET VALUE
-----------                                ----        ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
   Total                                 $       0        $       0
                                         =========        =========

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                COST        MARKET VALUE
-----------                                ----        ------------
Machinery & Equipment -

  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
    Total                                $       0        $       0
                                         =========        =========

Furniture & Fixtures -

  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
    Total                                $       0        $       0
                                         =========        =========

Office Equipment -
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
    Total                                $       0        $       0
                                         =========        =========

Leasehold Improvements -
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
    Total                                $       0        $       0
                                         =========        =========

Vehicles -
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
  -----------------------------------    ---------     ------------
    Total                                $       0        $       0
                                         =========        =========

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                       0-30 DAYS    31-60 DAYS    61-90 DAYS    91+ DAYS      TOTAL
                                    ---------    ----------    ----------    --------      -----
FEDERAL
    Income Tax Withholding                                                               $      0
                                    ---------    ----------    ----------    --------    --------
    FICA - Employee                                                                      $      0
                                    ---------    ----------    ----------    --------    --------
    FICA - Employer                                                                      $      0
                                    ---------    ----------    ----------    --------    --------
    Unemployment (FUTA)                                                                  $      0
                                    ---------    ----------    ----------    --------    --------
    Income                                                                               $      0
                                    ---------    ----------    ----------    --------    --------
    Other (Attach List)                                                                  $      0
                                    ---------    ----------    ----------    --------    --------
TOTAL FEDERAL TAXES                 $       0    $        0    $        0    $      0    $      0

STATE AND LOCAL
    Income Tax Withholding                                                               $      0
                                    ---------    ----------    ----------    --------    --------
    Unemployment (UT)                                                                    $      0
                                    ---------    ----------    ----------    --------    --------
    Disability Insurance (DI)                                                            $      0
                                    ---------    ----------    ----------    --------    --------
    Empl. Training Tax (ETT)                                                             $      0
                                    ---------    ----------    ----------    --------    --------
    Sales                                                                                $      0
                                    ---------    ----------    ----------    --------    --------
    Excise                                                                               $      0
                                    ---------    ----------    ----------    --------    --------
    Real property                                                                        $      0
                                    ---------    ----------    ----------    --------    --------
    Personal property                                                                    $      0
                                    ---------    ----------    ----------    --------    --------
    Income                                                                               $      0
                                    ---------    ----------    ----------    --------    --------
    Other (Attach List)                                                                  $      0
                                    ---------    ----------    ----------    --------    --------
TOTAL STATE & LOCAL TAXES           $       0    $        0    $        0    $      0    $      0
                                    ---------    ----------    ----------    --------    --------
TOTAL TAXES                         $       0    $        0    $        0    $      0    $      0
                                    =========    ==========    ==========    ========    ========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                 CLAIMED       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -       AMOUNT       AMOUNT (B)
-------------------------------------------       ------       ----------
    Secured claims  (a)                          $      0      $       0
                                                 --------      ---------
    Priority claims other than taxes             $      0      $       0
                                                 --------      ---------
    Priority tax claims                          $      0      $       0
                                                 --------      ---------
    General unsecured claims                     $      0      $       0
                                                 --------      ---------

    (a)   List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                         ACCOUNT 1    ACCOUNT 2    ACCOUNT 3    ACCOUNT 4
                                         ---------    ---------    ---------    ---------
Bank
                                         ---------    ---------    ---------    ---------
Account Type
                                         ---------    ---------    ---------    ---------
Account No.
                                         ---------    ---------    ---------    ---------
Account Purpose
                                         ---------    ---------    ---------    ---------
Balance, End of Month
                                         ---------    ---------    ---------    ---------
Total Funds on Hand for all Accounts     $       0
                                         =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/02

                                                                     Actual           Cumulative
                                                                  Current Month     (Case to Date)
                                                                  -------------     --------------
    CASH RECEIPTS

1     Rent/Leases Collected
                                                                  -------------     --------------
2     Cash Received from Sales
                                                                  -------------     --------------
3     Interest Received
                                                                  -------------     --------------
4     Borrowings
                                                                  -------------     --------------
5     Funds from Shareholders, Partners, or Other Insiders
                                                                  -------------     --------------
6     Capital Contributions
                                                                  -------------     --------------
7
      ----------------------------------------------------        -------------     --------------
8
      ----------------------------------------------------        -------------     --------------
9
      ----------------------------------------------------        -------------     --------------
10
      ----------------------------------------------------        -------------     --------------
11
      ----------------------------------------------------        -------------     --------------
12      TOTAL CASH RECEIPTS                                       $           0     $            0
                                                                  -------------     --------------

    CASH DISBURSEMENTS
13    Payments for Inventory
                                                                  -------------     --------------
14    Selling
                                                                  -------------     --------------
15    Administrative
                                                                  -------------     --------------
16    Capital Expenditures
                                                                  -------------     --------------
17    Principal Payments on Debt
                                                                  -------------     --------------
18    Interest Paid
                                                                  -------------     --------------
      Rent/Lease:
19      Personal Property
                                                                  -------------     --------------
20      Real Property
                                                                  -------------     --------------

      Amount Paid to Owner(s)/Officer(s)
21      Salaries
                                                                  -------------     --------------
22      Draws
                                                                  -------------     --------------
23      Commissions/Royalties
                                                                  -------------     --------------
24      Expense Reimbursements
                                                                  -------------     --------------
25      Other
                                                                  -------------     --------------
26    Salaries/Commissions (less employee withholding)
                                                                  -------------     --------------
27    Management Fees
                                                                  -------------     --------------
      Taxes:
28      Employee Withholding
                                                                  -------------     --------------
29      Employer Payroll Taxes
                                                                  -------------     --------------
30      Real Property Taxes
                                                                  -------------     --------------
31      Other Taxes
                                                                  -------------     --------------
32    Other Cash Outflows:
                                                                  -------------     --------------
33
      ----------------------------------------------------        -------------     --------------
34
      ----------------------------------------------------        -------------     --------------
35
      ----------------------------------------------------        -------------     --------------
36
      ----------------------------------------------------        -------------     --------------
37
      ----------------------------------------------------        -------------     --------------

38      TOTAL CASH DISBURSEMENTS:                                 $           0     $            0
                                                                  -------------     --------------

39    NET INCREASE (DECREASE) IN CASH                             $           0     $            0
                                                                  -------------     --------------

40    CASH BALANCE, BEGINNING OF PERIOD
                                                                  -------------     --------------

41    CASH BALANCE, END OF PERIOD                                 $           0     $            0
                                                                  =============     ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/02

                                                                                             ACTUAL          CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                 CURRENT MONTH     (CASE TO DATE)
                                                                                         -------------     --------------
1     Cash Received from Sales
                                                                                         -------------     --------------
2     Rent/Leases Collected
                                                                                         -------------     --------------
3     Interest Received
                                                                                         -------------     --------------
4     Cash Paid to Suppliers
                                                                                         -------------     --------------
5     Cash Paid for Selling Expenses
                                                                                         -------------     --------------
6     Cash Paid for Administrative Expenses
                                                                                         -------------     --------------
      Cash Paid for Rents/Leases:
7       Personal Property
                                                                                         -------------     --------------
8       Real Property
                                                                                         -------------     --------------
9     Cash Paid for Interest
                                                                                         -------------     --------------
10    Cash Paid for Net Payroll and Benefits
                                                                                         -------------     --------------
      Cash Paid to Owner(s)/Officer(s)
11      Salaries
                                                                                         -------------     --------------
12      Draws
                                                                                         -------------     --------------
13      Commissions/Royalties
                                                                                         -------------     --------------
14      Expense Reimbursements
                                                                                         -------------     --------------
15      Other
                                                                                         -------------     --------------
      Cash Paid for Taxes Paid/Deposited to Tax Acct.
16      Employer Payroll Tax
                                                                                         -------------     --------------
17      Employee Withholdings
                                                                                         -------------     --------------
18      Real Property Taxes
                                                                                         -------------     --------------
19      Other Taxes
                                                                                         -------------     --------------
20    Cash Paid for General Expenses
                                                                                         -------------     --------------
21
      ------------------------------------------------------------------------------     -------------     --------------
22
      ------------------------------------------------------------------------------     -------------     --------------
23
      ------------------------------------------------------------------------------     -------------     --------------
24
      ------------------------------------------------------------------------------     -------------     --------------
25
      ------------------------------------------------------------------------------     -------------     --------------
26
      ------------------------------------------------------------------------------     -------------     --------------
27      NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS     $           0     $            0
                                                                                         -------------     --------------

    CASH FLOWS FROM REORGANIZATION ITEMS

28    Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                         -------------     --------------
29    Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                         -------------     --------------
30    U.S. Trustee Quarterly Fees
                                                                                         -------------     --------------
31
      ------------------------------------------------------------------------------     -------------     --------------
32      NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                 $           0     $            0
                                                                                         -------------     --------------

33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS           $           0     $            0
                                                                                         -------------     --------------

    CASH FLOWS FROM INVESTING ACTIVITIES

34    Capital Expenditures
                                                                                         -------------     --------------
35    Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                         -------------     --------------
36
      ------------------------------------------------------------------------------     -------------     --------------
37      NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                 $           0     $            0
                                                                                         -------------     --------------

    CASH FLOWS FROM FINANCING ACTIVITIES

38    Net Borrowings (Except Insiders)
                                                                                         -------------     --------------
39    Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                         -------------     --------------
40    Capital Contributions
                                                                                         -------------     --------------
41    Principal Payments
                                                                                         -------------     --------------
42
      ------------------------------------------------------------------------------     -------------     --------------
43      NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                 $           0     $            0
                                                                                         -------------     --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                 $           0     $            0
                                                                                         -------------     --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                         -------------     --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                            $           0     $            0
                                                                                         =============     ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA



In re: OmniSky International, LLC          CASE NO. 01-33126 (DM)

                                           CHAPTER 11
                                           MONTHLY OPERATING REPORT
                                           (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED:  Nov 02                 PETITION DATE:  12/10/01
                  ----------                             ------------

1.    Debtor in possession (or trustee) hereby submits this Monthly Operating
      Report on the Accrual Basis of accounting (or if checked here     the
      Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                            END OF           END OF            AS OF
2.    ASSET AND LIABILITY STRUCTURE                                     CURRENT MONTH     PRIOR MONTH     PETITION FILING

      a.  Current Assets                                                           $0              $0
                                                                        -------------     -----------
      b.  Total Assets                                                             $0              $0                  $0
                                                                        -------------     -----------     ---------------
      c.  Current Liabilities                                                      $0              $0
                                                                        -------------     -----------
      d.  Total Liabilities                                                        $0              $0                  $0
                                                                        -------------     -----------     ---------------

                                                                                                             CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH     PRIOR MONTH      (CASE TO DATE)
                                                                        -------------     -----------      --------------
      a.  Total Receipts                                                           $0              $0                  $0
                                                                        -------------     -----------     ---------------
      b.  Total Disbursements                                                      $0              $0                  $0
                                                                        -------------     -----------     ---------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               $0              $0                  $0
                                                                        -------------     -----------     ---------------
      d.  Cash Balance Beginning of Month                                          $0              $0                  $0
                                                                        -------------     -----------     ---------------
      e.  Cash Balance End of Month (c + d)                                        $0              $0                  $0
                                                                        -------------     -----------     ---------------

                                                                                                             CUMULATIVE
                                                                        CURRENT MONTH     PRIOR MONTH      (CASE TO DATE)
                                                                        -------------     -----------      --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                               $0              $0                  $0
                                                                        -------------     -----------     ---------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                  $0              $0
                                                                        -------------     -----------
6.    POST-PETITION LIABILITIES                                                    $0              $0
                                                                        -------------     -----------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0              $0
                                                                        -------------     -----------

AT THE END OF THIS REPORTING MONTH:                                                                          YES             NO
                                                                                                             ---             --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                                     X
      course to secured creditors or lessors? (if yes, attach listing including date of                  ------------   ------------
      payment, amount of payment and name of payee)

9.    Have any payments been made to professionals?  (if yes, attach listing including date of                                X
      payment, amount of payment and name of payee)                                                      ------------   ------------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                         ------------   ------------
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                   X
      attach listing including date of payment, amount and reason for payment, and name of payee)        ------------   ------------

12.   Is the estate insured for replacement cost of assets and for general liability?                         X
                                                                                                         ------------   ------------

13.   Are a plan and disclosure statement on file?                                                            X
                                                                                                         ------------   ------------

14.   Was there any post-petition borrowing during this reporting period?                                                     X
                                                                                                         ------------   ------------

15.   Check if paid: Post-petition taxes    ;   U.S. Trustee Quarterly Fees  X ;
                                         ---                                ---
      Check if filing is current for: Post-petition tax reporting and tax returns:  X .
                   ---
      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 12/18/02                      /s/ Paul J. Weber
     -------------                  --------------------------------------------
                                    Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 11/30/02

                 CURRENT MONTH
---------------------------------------------
                                                                                                       CUMULATIVE      NEXT MONTH
   ACTUAL          FORECAST       VARIANCE                                                           (CASE TO DATE)     FORECAST
   ------          --------       --------                                                           --------------   -------------

                                                    REVENUES:
           $0                              $0    1   Gross Sales                                                 $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0    2   less: Sales Returns & Allowances                            $0
-------------   -------------   -------------                                                        --------------   -------------
           $0              $0              $0    3   Net Sales                                                   $0              $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0    4   less: Cost of Goods Sold      (Schedule 'B')                $0
-------------   -------------   -------------                                                        --------------   -------------
           $0              $0              $0    5   Gross Profit                                                $0              $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0    6   Interest                                                    $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0    7   Other Income:                                               $0
-------------   -------------   -------------                     --------------------------------   --------------   -------------
           $0                              $0    8                                                               $0
-------------   -------------   -------------      -----------------------------------------------   --------------   -------------
           $0                              $0    9                                                               $0
-------------   -------------   -------------      -----------------------------------------------   --------------   -------------
           $0              $0              $0   10       TOTAL REVENUES                                          $0              $0
-------------   -------------   -------------                                                        --------------   -------------

                                                   EXPENSES:
           $0                              $0   11   Compensation to Owner(s)/Officer(s)                         $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   12   Salaries                                                    $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   13   Commissions                                                 $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   14   Contract Labor                                              $0
-------------   -------------   -------------                                                        --------------   -------------
                                                     Rent/Lease:
           $0                              $0   15       Personal Property                                       $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   16       Real Property                                           $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   17   Insurance                                                   $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   18   Management Fees                                             $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   19   Depreciation                                                $0
-------------   -------------   -------------                                                        --------------   -------------
                                                     Taxes:
           $0                              $0   20       Employer Payroll Taxes                                  $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   21       Real Property Taxes                                     $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   22       Other Taxes                                             $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   23   Other Selling                                               $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   24   Other Administrative                                        $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   25   Interest                                                    $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   26   Other Expenses:                                             $0
-------------   -------------   -------------                       ------------------------------   --------------   -------------
                                           $0   27
-------------   -------------   -------------      -----------------------------------------------   --------------   -------------
                                           $0   28
-------------   -------------   -------------      -----------------------------------------------   --------------   -------------
                                           $0   29
-------------   -------------   -------------      -----------------------------------------------   --------------   -------------
                                           $0   30
-------------   -------------   -------------      -----------------------------------------------   --------------   -------------
                                           $0   31
-------------   -------------   -------------      -----------------------------------------------   --------------   -------------
                                           $0   32
-------------   -------------   -------------      -----------------------------------------------   --------------   -------------
                                           $0   33
-------------   -------------   -------------      -----------------------------------------------   --------------   -------------
                                           $0   34
-------------   -------------   -------------      -----------------------------------------------   --------------   -------------
           $0              $0              $0   35       TOTAL EXPENSES                                          $0              $0
-------------   -------------   -------------                                                        --------------   -------------
           $0              $0              $0   36 SUBTOTAL                                                      $0              $0
-------------   -------------   -------------                                                        --------------   -------------

                                                   REORGANIZATION ITEMS:
           $0                              $0   37   Professional Fees                                           $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   38   Provisions for Rejected Executory Contracts                 $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   39   Interest Earned on Accumulated Cash from                    $0
-------------   -------------   -------------        Resulting Chp 11 Case                           --------------   -------------

           $0                              $0   40   Gain or (Loss) from Sale of Equipment                       $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   41   U.S. Trustee Quarterly Fees                                 $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   42                                                               $0
-------------   -------------   -------------      -----------------------------------------------   --------------   -------------
           $0              $0              $0   43       TOTAL REORGANIZATION ITEMS                              $0              $0
-------------   -------------   -------------                                                        --------------   -------------
           $0              $0              $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES               $0              $0
-------------   -------------   -------------                                                        --------------   -------------
           $0                              $0   45  Federal & State Income Taxes                                 $0
-------------   -------------   -------------                                                        --------------   -------------
           $0              $0              $0   46 NET PROFIT (LOSS)                                             $0              $0
=============   =============   =============                                                        ==============   =============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 11/30/02

    ASSETS

                                                                                           FROM SCHEDULES        MARKET VALUE
                                                                                           --------------        ------------
        CURRENT ASSETS

 1          Cash and cash equivalents - unrestricted                                                                             $0
                                                                                                            -----------------------
 2          Cash and cash equivalents - restricted                                                                               $0
                                                                                                            -----------------------
 3          Accounts receivable (net)                                                            A                               $0
                                                                                                            -----------------------
 4          Inventory                                                                            B                               $0
                                                                                                            -----------------------
 5          Prepaid expenses                                                                                                     $0
                                                                                                            -----------------------
 6          Professional retainers                                                                                               $0
                                                                                                            -----------------------
 7          Other:                                                                                                               $0
                  ---------------------------------------------------------------------                     -----------------------
 8
            ---------------------------------------------------------------------------                     -----------------------
 9               TOTAL CURRENT ASSETS                                                                                            $0
                                                                                                            -----------------------
        PROPERTY AND EQUIPMENT (MARKET VALUE)

10          Real property                                                                        C                               $0
                                                                                                            -----------------------
11          Machinery and equipment                                                              D                               $0
                                                                                                            -----------------------
12          Furniture and fixtures                                                               D                               $0
                                                                                                            -----------------------
13          Office equipment                                                                     D                               $0
                                                                                                            -----------------------
14          Leasehold improvements                                                               D                               $0
                                                                                                            -----------------------
15          Vehicles                                                                             D                               $0
                                                                                                            -----------------------
16          Other:                                                                               D
                  ---------------------------------------------------------------------                     -----------------------
17                                                                                               D
            ---------------------------------------------------------------------------                     -----------------------
18                                                                                               D
            ---------------------------------------------------------------------------                     -----------------------
19                                                                                               D
            ---------------------------------------------------------------------------                     -----------------------
20                                                                                               D
            ---------------------------------------------------------------------------                     -----------------------
21               TOTAL PROPERTY AND EQUIPMENT                                                                                    $0
                                                                                                            -----------------------
        OTHER ASSETS

22          Loans to shareholders                                                                                                $0
                                                                                                            -----------------------
23          Loans to affiliates                                                                                                  $0
                                                                                                            -----------------------
24
            ---------------------------------------------------------------------------                     -----------------------
25
            ---------------------------------------------------------------------------                     -----------------------
26
            ---------------------------------------------------------------------------                     -----------------------
27
            ---------------------------------------------------------------------------                     -----------------------
28               TOTAL OTHER ASSETS                                                                                              $0
                                                                                                            -----------------------
29               TOTAL ASSETS                                                                                                    $0
                                                                                                            =======================

    NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

        POST-PETITION

            CURRENT LIABILITIES

30               Salaries and wages                                                                                              $0
                                                                                                            -----------------------
31               Payroll taxes                                                                                                   $0
                                                                                                            -----------------------
32               Real and personal property taxes                                                                                $0
                                                                                                            -----------------------
33               Income taxes                                                                                                    $0
                                                                                                            -----------------------
34               Sales taxes                                                                                                     $0
                                                                                                            -----------------------
35               Notes payable (short term)                                                                                      $0
                                                                                                            -----------------------
36               Accounts payable (trade)                                                        A                               $0
                                                                                                            -----------------------
37               Real property lease arrearage                                                                                   $0
                                                                                                            -----------------------
38               Personal property lease arrearage                                                                               $0
                                                                                                            -----------------------
39               Accrued professional fees                                                                                       $0
                                                                                                            -----------------------
40               Current portion of long-term post-petition debt (due within 12 months)                                          $0
                                                                                                            -----------------------
41               Other:                                                                                                          $0
                       ----------------------------------------------------------------                     -----------------------
42
            ---------------------------------------------------------------------------                     -----------------------
43
            ---------------------------------------------------------------------------                     -----------------------
44               TOTAL CURRENT LIABILITIES                                                                                       $0
                                                                                                            -----------------------
45          LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                            -----------------------
46               TOTAL POST-PETITION LIABILITIES                                                                                 $0
                                                                                                            -----------------------
        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47               Secured claims                                                                  F                               $0
                                                                                                            -----------------------
48               Priority unsecured claims                                                       F                               $0
                                                                                                            -----------------------
49               General unsecured claims                                                        F                               $0
                                                                                                            -----------------------
50               TOTAL PRE-PETITION LIABILITIES                                                                                  $0
                                                                                                            -----------------------
51               TOTAL LIABILITIES                                                                                               $0
                                                                                                            -----------------------
        EQUITY (DEFICIT)

52          Retained Earnings/(Deficit) at time of filing                                                                        $0
                                                                                                            -----------------------
53          Capital Stock                                                                                                        $0
                                                                                                            -----------------------
54          Additional paid-in capital                                                                                           $0
                                                                                                            -----------------------
55          Cumulative profit/(loss) since filing of case                                                                        $0
                                                                                                            -----------------------
56          Post-petition contributions/(distributions) or (draws)                                                               $0
                                                                                                            -----------------------
57
            ---------------------------------------------------------------------------                     -----------------------
58          Market value adjustment                                                                                              $0
                                                                                                            -----------------------
59               TOTAL EQUITY (DEFICIT)                                                                                          $0
                                                                                                            -----------------------
60      TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                   $0
                                                                                                            =======================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                                      ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS                                     [PRE AND POST PETITION]    [POST PETITION]   POST PETITION DEBT
                                                                    -----------------------   ----------------   ------------------
     0-30 Days                                                                           $0                 $0
                                                                    -----------------------   ----------------
     31-60 Days                                                                          $0                 $0
                                                                    -----------------------   ----------------
     61-90 Days                                                                          $0                 $0                   $0
                                                                    -----------------------   ----------------   ------------------
     91+ Days                                                                            $0                 $0
                                                                    -----------------------   ----------------
     Total accounts receivable/payable                                                   $0                 $0
                                                                    -----------------------   ================
     Allowance for doubtful accounts
                                                                    -----------------------
     Accounts receivable (net)                                                           $0
                                                                    =======================

                                   SCHEDULE B

                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)

                                                               INVENTORY(IES)
                                                                BALANCE AT
                                                               END OF MONTH
                                                               ------------

Retail/Restaurants -
  Product for resale
                                                          ----------------------

Distribution -
  Products for resale
                                                          ----------------------


Manufacturer -

  Raw Materials
                                                          ----------------------
  Work-in-progress
                                                          ----------------------
  Finished goods
                                                          ----------------------


Other - Explain
                                                          ----------------------

---------------------------------------------

---------------------------------------------
    TOTAL                                                                     $0
                                                          ======================


METHOD OF INVENTORY CONTROL

Do you have a functioning perpetual inventory system?

                        Yes             No
                            ------         --------

How often do you take a complete physical inventory?

  Weekly
                                ---------
  Monthly
                                ---------
  Quarterly
                                ---------
  Semi-annually
                                ---------
  Annually
                                ---------

Date of last physical inventory was
                                                          ----------------------

Date of next physical inventory is
                                                          ----------------------



COST OF GOODS SOLD

INVENTORY BEGINNING OF MONTH
                                                          ----------------------
Add -
  Net purchase
                                                          ----------------------
  Direct labor
                                                          ----------------------
  Manufacturing overhead
                                                          ----------------------
  Freight in
                                                          ----------------------
  Other:
                                                          ----------------------

---------------------------------------------             ----------------------

---------------------------------------------             ----------------------

Less -
  Inventory End of Month
                                                          ----------------------
  Shrinkage
                                                          ----------------------
  Personal Use
                                                          ----------------------

Cost of Goods Sold                                                            $0
                                                          ======================


INVENTORY VALUATION METHODS

Indicate by a checkmark method of inventory used

Valuation methods -

    FIFO cost
                                ----
    LIFO cost
                                ----
    Lower of cost or market
                                ----
    Retail method
                                ----
    Other
                                ----
      Explain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                SCHEDULE C
                               REAL PROPERTY

Description                                                                            COST              MARKET VALUE
                                                                                       ----              ------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------
        Total                                                                                   $0                    $0
                                                                                ==================    ==================


                                SCHEDULE D
                         OTHER DEPRECIABLE ASSETS

Description                                                                            COST              MARKET VALUE
                                                                                       ----              ------------

Machinery & Equipment -

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------
        Total                                                                                   $0                    $0
                                                                                ==================    ==================

Furniture & Fixtures -

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------
        Total                                                                                   $0                    $0
                                                                                ==================    ==================

Office Equipment -

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------
        Total                                                                                   $0                    $0
                                                                                ==================    ==================

Leasehold Improvements -

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------
        Total                                                                                   $0                    $0
                                                                                ==================    ==================

Vehicles -

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------

        --------------------------------------------------                      ------------------    ------------------
        Total                                                                                   $0                    $0
                                                                                ==================    ==================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                                     0-30 DAYS       31-60 DAYS       61-90 DAYS        91+ DAYS           TOTAL
                                                  ---------       ----------       ----------        --------           -----
FEDERAL

    Income Tax Withholding                                                                                                     $0
                                                -------------    -------------    -------------    -------------    -------------
    FICA - Employee                                                                                                            $0
                                                -------------    -------------    -------------    -------------    -------------
    FICA - Employer                                                                                                            $0
                                                -------------    -------------    -------------    -------------    -------------
    Unemployment (FUTA)                                                                                                        $0
                                                -------------    -------------    -------------    -------------    -------------
    Income                                                                                                                     $0
                                                -------------    -------------    -------------    -------------    -------------
    Other (Attach List)                                                                                                        $0
                                                -------------    -------------    -------------    -------------    -------------
TOTAL FEDERAL TAXES                                        $0               $0               $0               $0               $0
                                                -------------    -------------    -------------    -------------    -------------
STATE AND LOCAL

    Income Tax Withholding                                                                                                     $0
                                                -------------    -------------    -------------    -------------    -------------
    Unemployment (UT)                                                                                                          $0
                                                -------------    -------------    -------------    -------------    -------------
    Disability Insurance (DI)                                                                                                  $0
                                                -------------    -------------    -------------    -------------    -------------
    Empl. Training Tax (ETT)                                                                                                   $0
                                                -------------    -------------    -------------    -------------    -------------
    Sales                                                                                                                      $0
                                                -------------    -------------    -------------    -------------    -------------
    Excise                                                                                                                     $0
                                                -------------    -------------    -------------    -------------    -------------
    Real property                                                                                                              $0
                                                -------------    -------------    -------------    -------------    -------------
    Personal property                                                                                                          $0
                                                -------------    -------------    -------------    -------------    -------------
    Income                                                                                                                     $0
                                                -------------    -------------    -------------    -------------    -------------
    Other (Attach List)                                                                                                        $0
                                                -------------    -------------    -------------    -------------    -------------
TOTAL STATE & LOCAL TAXES                                  $0               $0               $0               $0               $0
                                                -------------    -------------    -------------    -------------    -------------
TOTAL TAXES                                                $0               $0               $0               $0               $0
                                                =============    =============    =============    =============    =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                     CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                           AMOUNT         AMOUNT (B)
-------------------------------------------                                           ------         ----------
    Secured claims  (a)                                                                      $0               $0
                                                                                  -------------    -------------
    Priority claims other than taxes                                                         $0               $0
                                                                                  -------------    -------------
    Priority tax claims                                                                      $0               $0
                                                                                  -------------    -------------
    General unsecured claims                                                                 $0               $0
                                                                                  -------------    -------------

    (a) List total amount of claims even it under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                  ACCOUNT 1        ACCOUNT 2        ACCOUNT 3        ACCOUNT 4
                                                  ---------        ---------        ---------        ---------
Bank
                                                -------------    -------------    -------------    -------------
Account Type
                                                -------------    -------------    -------------    -------------
Account No.
                                                -------------    -------------    -------------    -------------
Account Purpose
                                                -------------    -------------    -------------    -------------
Balance, End of Month
                                                -------------    -------------    -------------    -------------
Total Funds on Hand for all Accounts                       $0
                                                =============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/02


                                                                                                 Actual              Cumulative
                                                                                              Current Month        (Case to Date)
                                                                                              -------------        --------------
    CASH RECEIPTS

1           Rent/Leases Collected
                                                                                            -----------------    ------------------
2           Cash Received from Sales
                                                                                            -----------------    ------------------
3           Interest Received
                                                                                            -----------------    ------------------
4           Borrowings
                                                                                            -----------------    ------------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                            -----------------    ------------------
6           Capital Contributions
                                                                                            -----------------    ------------------
7
            --------------------------------------------------------------------            -----------------    ------------------
8
            --------------------------------------------------------------------            -----------------    ------------------
9
            --------------------------------------------------------------------            -----------------    ------------------
10
            --------------------------------------------------------------------            -----------------    ------------------
11
            --------------------------------------------------------------------            -----------------    ------------------
12               TOTAL CASH RECEIPTS                                                                       $0                    $0
                                                                                            -----------------    ------------------

    CASH DISBURSEMENTS

13          Payments for Inventory
                                                                                            -----------------    ------------------
14          Selling
                                                                                            -----------------    ------------------
15          Administrative
                                                                                            -----------------    ------------------
16          Capital Expenditures
                                                                                            -----------------    ------------------
17          Principal Payments on Debt
                                                                                            -----------------    ------------------
18          Interest Paid
                                                                                            -----------------    ------------------
            Rent/Lease
19               Personal Property
                                                                                            -----------------    ------------------
20               Real Property
                                                                                            -----------------    ------------------
            Amount Paid to Owner(s)/Officer(s)
21               Salaries
                                                                                            -----------------    ------------------
22               Draws
                                                                                            -----------------    ------------------
23               Commissions/Royalties
                                                                                            -----------------    ------------------
24               Expense Reimbursements
                                                                                            -----------------    ------------------
25               Other
                                                                                            -----------------    ------------------
26          Salaries/Commissions (less employee withholding)
                                                                                            -----------------    ------------------
27          Management Fees
                                                                                            -----------------    ------------------
            Taxes:
28               Employee Withholding
                                                                                            -----------------    ------------------
29               Employer Payroll Taxes
                                                                                            -----------------    ------------------
30               Real Property Taxes
                                                                                            -----------------    ------------------
31               Other Taxes
                                                                                            -----------------    ------------------
32          Other Cash Outflows:
                                                                                            -----------------    ------------------
33
                 ---------------------------------------------------------------            -----------------    ------------------
34
                 ---------------------------------------------------------------            -----------------    ------------------
35
                 ---------------------------------------------------------------            -----------------    ------------------
36
                 ---------------------------------------------------------------            -----------------    ------------------
37
                 ---------------------------------------------------------------            -----------------    ------------------
38               TOTAL CASH DISBURSEMENTS:                                                                 $0                    $0
                                                                                            -----------------    ------------------
39  NET INCREASE (DECREASE) IN CASH                                                                        $0                    $0
                                                                                            -----------------    ------------------
40  CASH BALANCE, BEGINNING OF PERIOD
                                                                                            -----------------    ------------------
41  CASH BALANCE, END OF PERIOD                                                                            $0                    $0
                                                                                            =================    ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/02

                                                                                                  ACTUAL             CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                      CURRENT MONTH        (CASE TO DATE)
                                                                                              -------------        --------------
1       Cash Received from Sales
                                                                                            -----------------    ------------------
2       Rent/Leases Collected
                                                                                            -----------------    ------------------
3       Interest Received
                                                                                            -----------------    ------------------
4       Cash Paid to Suppliers
                                                                                            -----------------    ------------------
5       Cash Paid for Selling Expenses
                                                                                            -----------------    ------------------
6       Cash Paid for Administrative Expenses
                                                                                            -----------------    ------------------
        Cash Paid for Rents/Leases:
7           Personal Property
                                                                                            -----------------    ------------------
8           Real Property
                                                                                            -----------------    ------------------
9       Cash Paid for Interest
                                                                                            -----------------    ------------------
10      Cash Paid for Net Payroll and Benefits
                                                                                            -----------------    ------------------
        Cash Paid to Owner(s)/Officer(s)
11          Salaries
                                                                                            -----------------    ------------------
12          Draws
                                                                                            -----------------    ------------------
13          Commissions/Royalties
                                                                                            -----------------    ------------------
14          Expense Reimbursements
                                                                                            -----------------    ------------------
15          Other
                                                                                            -----------------    ------------------
        Cash Paid for Taxes Paid/Deposited to Tax Acct.
16          Employer Payroll Tax
                                                                                            -----------------    ------------------
17          Employee Withholdings
                                                                                            -----------------    ------------------
18          Real Property Taxes
                                                                                            -----------------    ------------------
19          Other Taxes
                                                                                            -----------------    ------------------
20      Cash Paid for General Expenses
                                                                                            -----------------    ------------------
21
        --------------------------------------------------------------------------------    -----------------    ------------------
22
        --------------------------------------------------------------------------------    -----------------    ------------------
23
        --------------------------------------------------------------------------------    -----------------    ------------------
24
        --------------------------------------------------------------------------------    -----------------    ------------------
25
        --------------------------------------------------------------------------------    -----------------    ------------------
26
        --------------------------------------------------------------------------------    -----------------    ------------------
27          NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                   $0                    $0
                                                                                            -----------------    ------------------
    CASH FLOWS FROM REORGANIZATION ITEMS

28      Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                            -----------------    ------------------
29      Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                            -----------------    ------------------
30      U.S. Trustee Quarterly Fees
                                                                                            -----------------    ------------------
31
        --------------------------------------------------------------------------------    -----------------    ------------------
32          NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                               $0                    $0
                                                                                            -----------------    ------------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                             $0                    $0
                                                                                            -----------------    ------------------
    CASH FLOWS FROM INVESTING ACTIVITIES

34      Capital Expenditures
                                                                                            -----------------    ------------------
35      Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                            -----------------    ------------------
36
        --------------------------------------------------------------------------------    -----------------    ------------------
37          NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                               $0                    $0
                                                                                            -----------------    ------------------
    CASH FLOWS FROM FINANCING ACTIVITIES

38      Net Borrowings (Except Insiders)
                                                                                            -----------------    ------------------
39      Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                            -----------------    ------------------
40      Capital Contributions
                                                                                            -----------------    ------------------
41      Principal Payments
                                                                                            -----------------    ------------------
42
        --------------------------------------------------------------------------------    -----------------    ------------------
43          NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                               $0                    $0
                                                                                            -----------------    ------------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                   $0                    $0
                                                                                            -----------------    ------------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                            -----------------    ------------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                              $0                    $0
                                                                                            =================    ==================